AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

                                      among

                         WINSTAR GLOBAL PRODUCTS, INC.,
                      (formerly known as Beauty Labs, Inc.)

                       IBJ SCHRODER BANK & TRUST COMPANY,

                                       and

                       IBJ SCHRODER BANK & TRUST COMPANY,
                                  as the Agent

                                   Dated as of
                                 August 9, 1996

           (Originally Executed and Delivered by Beauty Labs, Inc. and Century Business Credit Corporation as of August 5, 1994)

                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT
                                TABLE OF CONTENTS


Preamble.....................................................   1

ARTICLE 1.  DEFINITIONS

         Section 1.01 Certain Defined Terms..................   1
         Section 1.02 Accounting Terms.......................  23
         Section 1.03 Discretion.............................  23

ARTICLE 2.  THE CREDIT FACILITIES

         Section 2.01 The Credit Facilities..................  24
         Section 2.02 Revolving Loans; Procedures for
                      Borrowings.............................  24
         Section 2.03 Rate of Interest; Calculation
                      of Interest............................  25
         Section 2.04 Indemnity Losses.......................  26
         Section 2.05 Mandatory Prepayments..................  27
         Section 2.06 Optional Prepayments of the Revolving
                      Loans..................................  27
         Section 2.07 Payments...............................  28
         Section 2.08 Revolving Loans in Payment of
                      Article 2 Obligations..................  29
         Section 2.09 Use of Loan Proceeds...................  29
         Section 2.10 Fees...................................  29
         Section 2.11 Increased Costs........................  30
         Section 2.12 Subordination..........................  31
         Section 2.13 Non-Receipt of Funds by Agent..........  31

ARTICLE 2A. LETTERS OF CREDIT FACILITY

         Section 2A.01 Letters of Credit.....................  32
         Section 2A.02 Reimbursement Obligation..............  33
         Section 2A.03 Letter of Credit Fees.................  33
         Section 2A.04 General Instructions; Limitation
                       on Responsibility.....................  34
         Section 2A.05 Reimbursement Obligation
                       Absolute..............................  34
         Section 2A.06 Non-Conforming Documents..............  35
         Section 2A.07 Cash Collateral Account...............  35

ARTICLE 3. SECURITY INTERESTS

         Section 3.01. Grant of Security Interest............  37
         Section 3.02. Security for Obligations..............  39
         Section 3.03. Borrower Remains Liable...............  40

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

General Representations

         Section 4.01 Organization and Powers................  40
         Section 4.02 Power and Authorization................  41
         Section 4.03 Permits; Compliance with Laws..........  41
         Section 4.04 No Legal Bar...........................  42
         Section 4.05 Litigation.............................  42
         Section 4.06 Solvency...............................  42
         Section 4.07 Assets and Properties..................  42
         Section 4.08 The Collateral.........................  43
         Section 4.09 Capitalization and Corporate
                      Structure..............................  43
         Section 4.10 No Default.............................  44
         Section 4.11 No Secondary Liabilities...............  44
         Section 4.12 Taxes..................................  44
         Section 4.13 Financial Statements and
                      Condition..............................  45
         Section 4.14 Compliance with ERISA..................  45
         Section 4.15 Retiree Health and Life
                      Insurance Benefits.....................  46
         Section 4.16 Intellectual Property..................  46
         Section 4.17 Environmental Matters..................  47
         Section 4.18 Correct Information....................  48
         Section 4.19 Investment Company Act.................  48
         Section 4.20 Margin Regulations.....................  48
         Section 4.21 Subsequent Funding Representations
                      and Warranties.........................  49
         Section 4.22 Labor Relations........................  49
         Section 4.23 Leases.................................  49
         Section 4.24 Insurance..............................  49
         Section 4.25 Customers and Suppliers................  50
         Section 4.26 OSHA Matters...........................  50
         Section 4.27 Bank Accounts..........................  51

Representations Concerning the Collateral

         Section 4.28 Collateral: Instruments, etc...........  51
         Section 4.29 Receivables............................  51
         Section 4.30 Name...................................  51

ARTICLE 5.  CONDITIONS PRECEDENT AND SUBSEQUENT

         Section 5.01 Conditions Precedent to Initial
                      Funding................................  51
         Section 5.02 Conditions Precedent to Initial
                      and Subsequent Fundings................  54

ARTICLE 6.  AFFIRMATIVE COVENANTS

         Section 6.01 Maintenance of Corporate
                      Existence and Properties...............  55
         Section 6.02 Insurance..............................  56
         Section 6.03 Punctual Payment.......................  57
         Section 6.04 Payment of Liabilities.................  57
         Section 6.05 Compliance with Laws...................  57
         Section 6.06 Payment of Taxes, Etc..................  57
         Section 6.07 Financial Statements and Other
                      Information............................  58
         Section 6.08 Accounts and Reports...................  61
         Section 6.09 Inspection; Audit......................  61
         Section 6.10 Auditors...............................  61
         Section 6.11 ERISA..................................  61
         Section 6.12 Bank Accounts; Lockbox.................  62
         Section 6.13 UCC Filings............................  62
         Section 6.14 Inventory Confirmations; Processor
                      Agreements & Mortgagee Consents........  63

ARTICLE 7.  NEGATIVE COVENANTS

         Section 7.01 Indebtedness...........................  63
         Section 7.02 Liens..................................  64
         Section 7.03 Investments............................  64
         Section 7.04 Contingent Obligations.................  64
         Section 7.05 Fundamental Changes....................  64
         Section 7.06 Disposition of Assets..................  65
         Section 7.07 Sales and Leasebacks...................  65
         Section 7.08 Issuances and Disposition of
                      Securities.............................  65
         Section 7.09 Dividends and Redemptions..............  66
         Section 7.10 Amendment of Certain Agreements........  66
         Section 7.11 Transactions with Affiliates and
                      Certain Other Persons..................  66
         Section 7.12 Management.............................  67
         Section 7.13 Certain Other Transactions.............  67
         Section 7.14 Fiscal Year............................  67
         Section 7.15 Formula Amount.........................  67
         Section 7.16 ERISA..................................  67
         Section 7.17 Regulations G, T, U and X..............  67
         Section 7.18 Subsidiaries...........................  68
         Section 7.19 Post-Closing Items.....................  68

ARTICLE 8.  COVENANTS CONCERNING COLLATERAL

         Section 8.01 Maintenance and Sale of Collateral.....  68
         Section 8.02 Taxes..................................  68
         Section 8.03 Collections and Verifications..........  69
         Section 8.04 Power of Attorney......................  70
         Section 8.05 Further Assurances.....................  70

ARTICLE 9.  FINANCIAL COVENANTS

         Section 9.01 Interest Coverage Ratio................  71
         Section 9.02 Maximum Leverage Ratio.................  72
         Section 9.03 Minimum Inventory Turn Ratio...........  72
         Section 9.04 Maximum Capital Expenditures...........  72
         Section 9.05 Current Ratio..........................  75

ARTICLE 10.  EVENTS OF DEFAULT

         Section 10.01 Events of Default.....................  73
         Section 10.02 Remedies Upon an Event of
                       Default...............................  73

ARTICLE 11.  THE AGENT

         Section 11.01 Appointment, Powers and Immunities
                       of Agent...............................  76
         Section 11.02 Reliance by Agent......................  77
         Section 11.03 Defaults...............................  78
         Section 11.04 Rights of Agent as a Bank..............  78
         Section 11.05 Indemnification of Agent...............  78
         Section 11.06 Documents..............................  79
         Section 11.07 Non-Reliance on Agent and Other
                       Banks..................................  79
         Section 11.08 Failure of Agent to Act................  79
         Section 11.09 Resignation or Removal of Agent........  80
         Section 11.10 Amendments Concerning Agency
                       Function...............................  80
         Section 11.11 Liability of Agent.....................  80
         Section 11.12 Transfer of Agency Function............  80
         Section 11.13 Withholding Taxes......................  81

ARTICLE 12.  MISCELLANEOUS

         Section 12.01 Notices................................  81
         Section 12.02 Survival of this Agreement.............  82
         Section 12.03 Indemnity..............................  82
         Section 12.04 Costs, Expenses and Taxes..............  83
         Section 12.05 Further Assurances.....................  85
         Section 12.06 Amendment and Waiver...................  85
         Section 12.07 Remedies Cumulative....................  86
         Section 12.08 Marshalling; Recourse to Security;
                       Payments Set Aside.....................  86
         Section 12.09 Dominion Over Cash; Setoff.............  87
         Section 12.10 Binding Effect.........................  88
         Section 12.11 Applicable Law.........................  88
         Section 12.12 Consent to Jurisdiction and Service
                       of Process; Waiver of Jury Trial.......  88
         Section 12.13 Performance of Obligations.............  88
         Section 12.14 Assignments, Participations............  89
         Section 12.15 Construction...........................  89
         Section 12.16 Entire Agreement.......................  90

         Section 12.17 Severability...........................  90
         Section 12.18 Execution of Counterparts..............  90
         Section 12.19 Limitation of Liability................  90
         Section 12.20 Publicity..............................  90

TESTIMONIUM
EXHIBITS:
-----------

Exhibit 2.02(b)(i)     Form of Notice of Revolving Loan
                       Borrowing
Exhibit 2.02(b)(ii)    Form of Revolving Note
Exhibit 2.06           Form of Notice of Optional Prepayment
Exhibit 5.01(c)(i)     Form of Assignment of Leases
Exhibit 5.01(c)(ii)    Form of Estoppel Letters
Exhibit 5.01(c)(iii)   Form of Guaranty
Exhibit 5.01(c)(iv)    Form of Subordination Agreement
Exhibit 5.01(c)(v)     Form of Processor  Agreements
Exhibit 5.01(c)(vi)    Form of Inventory Confirmations
Exhibit 5.01(c)(vii)   Form of Assignment and Sale Agreement
Exhibit 5.01(c)(viii)  Form of Pledge Agreement
Exhibit 5.01(f)        Form of Opinion of Counsel
Exhibit 5.01(k)        Form of Formula Availability Certificate

SCHEDULES:
---------

Schedule 4.03     Permits
Schedule 4.05     Litigation
Schedule 4.08     Principal Offices & Location of Inventory
Schedule 4.09     Capitalization of the Borrower
Schedule 4.12     Taxes
Schedule 4.13     Financial Statements
Schedule 4.15     Health and Life Insurance Benefits
Schedule 4.16     Intellectual Property
Schedule 4.17     Environmental Matters
Schedule 4.23     Landlords, Leases and Leased Properties
Schedule 4.24     Insurance Policies
Schedule 4.25     Customers and Suppliers
Schedule 4.26     OSHA Matters
Schedule 4.27     Bank Accounts
Schedule 7.01     Existing Indebtedness
Schedule 7.02     Existing Liens
Schedule 7.19     Post-Closing Items

                                CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 9, 1996 among WINSTAR GLOBAL PRODUCTS, INC., a Delaware corporation (the "Borrower") as borrower, IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation as a lender ("IBJS"; a "Bank", and collectively with any and all other lenders hereunder, the "Banks"), and IBJ SCHRODER BANK & TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower (then known as Beauty Labs, Inc.) and Century Business Credit Corporation (the "Assigning Lender") entered into a Loan and Security Agreement, dated as of August 5, 1994 (as heretofore amended, the "Assigned Agreement");

         WHEREAS, the Assigning Lender, pursuant to the Assignment and Sale Agreement of even date herewith did assign, transfer and sell the Assigned Indebtedness to the Agent, on behalf of the Banks;

         WHEREAS, the Borrower, the Agent and the Banks wish to amend certain terms of the Assigned Indebtedness, and to restate such amended Assigned Indebtedness;

         WHEREAS, the Borrower has requested that the Banks (as of the Closing Date, IBJS being the sole Bank) extend certain financial accommodations to the Borrower in connection with (i) the assigning of the Assigned Indebtedness to the Agent, and (ii) the working capital needs of the Borrower; and

         WHEREAS, the Agent and Banks are willing to extend the financial accommodations contemplated hereby to the Borrower on the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

         Section 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Accounts  Receivable"  or  "Accounts"  shall have the meaning given in
Section 3.01 hereto.

         "Affiliate" shall mean any Person that, directly or indirectly, owns or controls, on an aggregate basis, including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary, at least 5% of the outstanding capital stock or membership interests having ordinary voting power to elect a majority of the board of directors or board of managers, as the case may be (irrespective of whether, at the time, capital stock of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) of any other Person (including, without limitation, the Borrower) or that is controlled by or is under common control with such other Person or any 5% stockholder of such other Person. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management and policies, whether through the ownership of voting capital stock or membership interests, by contract or otherwise, and the terms "controlled" and "common control" shall have correlative meanings. In no event shall any Bank Party be deemed to be an Affiliate of the Borrower.

         "Agent" shall mean IBJS, when acting in its capacity as the Agent under this Agreement and any of the Related Documents, and any successor thereto.

         "Agent's Office" shall mean the Agent's principal office at One State Street, New York, New York 10004.

         "Agreement" and "Credit Agreement" shall mean this Amended and Restated Credit Agreement, as the same from time to time may be amended, modified, supplemented, extended or restated.

         "Applicable Revolving Margin" shall mean, with respect to any Revolving Loan, three-quarters of one percent (0.75%) per annum.

         "Assigned Indebtedness" shall mean the indebtedness of the Borrower (formerly known as Beauty Labs, Inc.) owing to the Assigning Lender, as evidenced by the Assigned Agreement, and all documents entered into in connection therewith.

         "Assigning Lender" shall mean Century Business Credit Corporation, and its successors and assigns.

         "Assignment and Sale Agreement" shall mean the Assignment and Sale Agreement of the Assigning Lender in the form of Exhibit 5.01(c)(vii) hereof, as the same from time to time may be amended, modified, supplemented or extended.

         "Assignment of Leases" shall mean the Assignment of Lessee's Interest in Leases dated as of the Closing Date between the Borrower and the Agent, on behalf of the Banks, in the form of Exhibit 5.01(c)(i) hereto, as the same may from time to time be amended, modified, supplemented or extended, wherein the

Borrower assigns to the Agent, on behalf of the Banks, as additional security for the Obligations of the Borrower, all of its rights under the Leases as lessee.

         "Authorized Person" shall mean any Vice President or President of the Borrower, or such other individual designated in writing by the Borrower as being authorized by the Borrower to provide any of the Bank Parties with any and all notices required to be made hereunder by the Borrower; which authorizations shall remain in full force and effect, and may be conclusively relied on by such Bank Party in all circumstances, until such Bank Party actually receives a written notice from the Borrower stating otherwise.

         "Available Revolving Commitment" shall mean, as at any date at which the same is to be determined, the lesser of (A) the Revolving Commitment or (B) the amount of the Formula Amount then in effect (disregarding for purposes of such determination the actual aggregate principal amount of any Revolving Loans or Letters of Credit then outstanding) minus the actual aggregate principal amount of any Revolving Loans then outstanding minus the face amount of Letters of Credit then outstanding.

         "Bank" or "Banks" shall have the meaning given to it in the preamble of this Agreement, and its successors, participants and assigns.

         "Bank Parties" shall mean the Agent and each of the Banks.

         "Bankruptcy  Code"  shall  mean  Title  11  of  the  United States Code
(11 U.S.C. 101 et seq.), as amended from time to time, and any successor statute.

         "Base Rate" shall mean, for any day, the per annum fluctuating rate of interest equal to the interest rate announced by the Agent as its Dollar base rate from time to time in New York, New York.

         "Borrower" shall mean Winstar Global Products, Inc., a Delaware corporation, and its successors and assigns.

         "Borrowing Date" shall mean with respect to any Revolving Loan, the Business Day on which the Banks make such Revolving Loan pursuant to the terms of this Agreement.

         "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which banks in New York, New York are authorized or required by law to close.

         "Capital Asset" shall mean any asset of the Borrower that is intended by the Borrower to be used or usable in subsequent Fiscal Years and is properly classifiable as property, plant or equipment, and all renewals, improvements and replacements thereto (including capitalized maintenance costs), the cost of which may not be deducted in its entirety from income in the year of acquisition, in accordance with GAAP.

         "Capital Expenditures" shall mean, for any period for which the same is to be determined, the aggregate amount of any expenditures incurred, paid or accrued by the Borrower for Capital Assets, plus the aggregate amount of Capitalized Lease Obligations first incurred for such period, determined in accordance with GAAP.

         "Capitalized Lease" shall mean a lease of, or other agreement conveying the right to use, real or personal property, or both, which obligation is, or in accordance with GAAP (including, without limitation, Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) is required to be, classified and accounted for as a capital lease on a balance sheet of the Borrower.

         "Capitalized Lease Obligations" shall mean the obligations of the Borrower, as lessee, to pay rent or other amounts under all Capitalized Leases and, for purposes of this Agreement, the amount of such obligations shall be the aggregate capitalized amount thereof determined in accordance with GAAP (including, without limitation, Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board).

         "Cash Collateral Account" shall have the meaning given in Section 2A.07 hereto.

         "Cash Equivalents" shall mean (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided, that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months after the date of acquisition, (b) commercial paper of a domestic issuer with maturities of twelve months or less rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investor's Service, Inc., and
(c) time deposits, certificates of deposit and bankers' acceptances of IBJS or any other commercial bank organized under the laws of the United States of America, any state thereof, the District of Columbia or any foreign bank or its branches or agencies (provided, however, that such deposits with foreign banks or its branches or agencies are fully protected against currency fluctuations if they have a term of more than ten days) which has a combined capital and surplus of at least $250,000,000, in each case with maturities of not more than twelve months from the date of acquisition.

         "Change in Control" shall mean (a) the occurrence of any event (whether in one or more transactions) which results in either (i) a transfer of control of the Borrower or (ii) the Guarantor holding less than 100 per cent of the outstanding capital stock of the Borrower, or (b) any merger or consolidation of or with the Borrower other than a merger with a Subsidiary in which the Borrower is the surviving entity or sale of all or substantially all of the property or assets of the Borrower. For purposes of this definition, "control of the Borrower" shall mean the power, direct or indirect, as determined in the reasonable discretion of the Agent, to control the election of directors of such Borrower or to direct or cause the direction of the management and policies of such Borrower by contract or otherwise.

         "Closing Date" shall mean the date on which this Agreement is signed by all parties hereto.

         "Collateral" shall mean all property and interest in property in or against which the owner thereof shall have granted, or purported to have granted, a security interest or Lien in favor of the Bank Parties under this Agreement and the Related Documents as security for the Obligations of the Borrower to the Bank Parties and, if such owner is a Person other than the Borrower, for such owner's obligations to the Bank Parties.

         "Commitment Expiration Date" shall mean August 8, 1999.

         "Commitment Period" shall mean the period commencing on the date hereof and ending on the Commitment Expiration Date.

         "Consolidated Amortization Expense" of any Person shall mean, for any period, the amortization expense of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Current Assets" of any Person shall mean, at the date of determination, all assets of such Person and its Subsidiaries which would, determined on a consolidated basis in accordance with GAAP, be classified on a consolidated balance sheet as current assets.

         "Consolidated Current Liabilities" of any Person shall mean, at the date of determination, all liabilities of such Person and its Subsidiaries which would, determined on a consolidated basis in accordance with GAAP, be classified on a consolidated balance sheet as current liabilities.

         "Consolidated Deferred Tax Liabilities" of any Person shall mean, for any period, the deferred income tax expenses of such Person and its Subsidiaries for such period which were not actually paid in such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Depreciation Expenses" of any Person shall mean, for any period, the depreciation expenses of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated EBITDA" of any Person shall mean for any period, the sum of following, each calculated on a consolidated basis for such period (i) Consolidated Net Income, plus (ii) Consolidated Interest Expenses, plus (iii) Consolidated Income Tax Expenses, plus (iv) Consolidated Amortization Expenses, which were deducted in determining Consolidated Net Income, plus (v) Consolidated Depreciation Expenses, which were deducted in determining Consolidated Net Income, plus (vi) all minority interest expense to the extent required by GAAP to be deducted in determining Consolidated Net Income.

         "Consolidated Income Tax Expenses" of any Person shall mean, for any period, the aggregate of the income tax expenses of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expenses" of any Person shall mean, for any period, the interest expenses incurred, accrued or paid of such Person and its Subsidiaries for such period on the aggregate principal amount of their Indebtedness, determined on a consolidated basis in accordance with GAAP.

         "Consolidated Net Income" of any Person shall mean, for any period taken as one accounting period, the net income (or loss) of such Person and its Subsidiaries for such period after eliminating all intercompany items, determined on a consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (i) the income (or loss) of such Person or any of its Subsidiaries in which any other Person (other than such Person or any of its other Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period, (ii) except to the extent includible pursuant to the foregoing clause (i), the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person or any of its Subsidiaries or that Person's assets are acquired by such Person or any of its Subsidiaries, and
(iii) any extraordinary gains or losses and gains or losses from sales of assets (other than sales of Inventory in the ordinary course of business), determined in accordance with GAAP.

         "Consolidated Net Worth" of any Person shall mean, for any period,  the
excess  of  (i)  Consolidated   Total  Assets  over  (ii)   Consolidated   Total
Liabilities.

         "Consolidated Total Assets" of any Person shall mean, at the date of determination, all assets of such Person and its Subsidiaries which would, determined on a consolidated basis in accordance with GAAP, be classified on a consolidated balance sheet as an asset.

         "Consolidated Total Liabilities" of any Person shall mean, at the date of determination, all liabilities of such Person and its Subsidiaries which would, determined on a consolidated basis in accordance with GAAP, be classified on a consolidated balance sheet as a liability.

         "Customary Permitted Liens" shall mean:

         (a) Liens (other than any Lien imposed under Environmental Laws or ERISA) arising as a matter of law to secure payment of taxes, assessments or charges owing to any governmental authority but which are not yet due or which are being contested in good faith by appropriate proceedings or other appropriate actions and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

         (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under Environmental Laws or ERISA) imposed by law, created in the ordinary course of business and for amounts not yet due (or which are being contested in good faith by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted) and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP, and in the case of landlords with respect to which landlord waivers in form and substance acceptable to the Agent have been obtained;

         (c) Liens (other than any Lien imposed under Environmental Laws or ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, security deposits for leases, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

         (d) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, minor defects or irregularities in title, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property, which individually or in the aggregate do not or are not reasonably likely to have a material adverse effect on the conduct of the Borrower of its business or on the use of such real property or on the value to or marketability by the Borrower of its interest in such real property; and

         (e) extensions, renewals or replacements of any Lien referred to in clauses (a) through (d) above; provided, however, that (i) in the case of paragraphs (a) through (d) above, the principal amount of the obligation secured thereby is not increased, except as otherwise permitted by such paragraphs in the first instance, and (ii) any such extension, renewal or replacement is limited to the property originally encumbered thereby.

         "Default" shall mean any event which is, or with the lapse of time or giving of notice, or both, would be, an Event of Default.

         "Dollars" and "$" shall mean lawful money of the United States of America. Any reference in this Agreement to payment in "Dollars" or "$" shall mean payment in Dollar funds immediately available for use by the Banks in New York, New York.

        "Eligible Accounts Receivable" shall mean, with respect to the Borrower, as at any date on which the same is to be determined, all Accounts Receivable of the Borrower created in the ordinary course of business arising out of the sale of goods or rendition of services by the Borrower which are, and at all times shall continue to be, acceptable to the Agent in all respects. Standards of eligibility may be fixed and revised from time to time by the Agent in the Agent's sole discretion without limiting the generality of the foregoing. Without limitation of the immediately preceding sentence, an Account Receivable shall in no event be deemed to be an Eligible Account Receivable unless such Account Receivable:

         (a) is an Account Receivable to which the Borrower has lawful and absolute title and the full and unqualified right to assign and grant a security interest therein to the Agent, for the benefit of the Banks,

         (b) is covered by the security interest granted hereby and in which the Agent, on behalf of the Banks, has a perfected first security interest,

         (c) is  payable to  the  Borrower at any principal office identified in
Schedule 4.08 hereto,

         (d) arises in the normal course of the business of the Borrower,

         (e) is evidenced by invoices or other documentation in form acceptable to the Agent, and

         (f) has been outstanding since the date of the invoice no more than one hundred and fifty (150) days;

         But shall not mean any Account Receivable of the Borrower:

         (a) which is subject to any offset or other defense on the part of the account debtor thereon or to any claim on the part of such account debtor denying liability thereunder,

         (b) which is collectible on a cash-on-delivery basis,

         (c) which is subject to any Lien except for the security interest granted in favor of the Agent, for the benefit of the Banks, pursuant hereto,

         (d) which has remained unpaid for a period of more than sixty (60) days after the date such Account Receivable is due and payable pursuant to the terms of the relevant invoice,

         (e) which, if arising in connection with the sale of goods, the subject goods shall not have been shipped or delivered to the account debtor or the services giving rise to such Account Receivable have not been performed by the Borrower and accepted by the account debtor or the Account Receivable does not represent a final sale, and, in all cases, when shipped or delivered, the subject goods shall not have been shipped or delivered to the account debtor thereon (A) on consignment, (B) on a sale-on-approval or sale-or-return basis, or (C) subject to any other repurchase or return agreement (not including any ordinary product warranties) and no material part of the subject goods shall have been repossessed, returned, rejected, lost or damaged,

         (f) which has arisen out of any transaction with an employee, officer, director, stockholder, Subsidiary or Affiliate of the Borrower,

         (g) which is not denominated in Dollars,

         (h) which is an Account Receivable on which the account debtor is insolvent or the subject of any bankruptcy or insolvency proceeding of any kind, except as accepted by the Agent in its sole discretion,

         (i) which is an Account Receivable on which the account debtor is located outside of the United States of America, other than any such Account Receivable either (a) backed by an irrevocable commercial letter of credit issued to the Borrower by a bank or other financial institution acceptable to the Agent or (b) accepted by the Agent in its sole discretion,

         (j) which is an Account Receivable on which the account debtor is the United States of America, or any department, body, agency, subdivision or instrumentality thereof; provided, however, that such Account Receivable will become an Eligible Accounts Receivable so long as (i) the Agent has provided written consent to the Borrower, given in the Agent's sole discretion, that it will deem such Account Receivable an Eligible Account Receivable, and (ii) all requirements and provisions of the Claims Act, have been complied with so that the Agent, on behalf of the Banks, has a perfected, first priority security interest in such Accounts Receivable,

         (k)  if  more  than  50  per  cent  of the  aggregate  of all  Accounts
Receivable owed by the account debtor would be disqualified as "Eligible Accounts Receivable", for any reason, including without limitation aging,

         (l) if any covenant, representation or warranty contained in this Agreement or the Related Documents with respect to such Account Receivable has been breached,

         (m) the Borrower has made any agreement with an account debtor for any deduction therefrom, except for discounts or allowances made in the ordinary course of business for prompt payment, all of which discounts or allowances are explicitly reflected in the calculation of the face value of each respective invoice related thereto;

         (n) shipment of the merchandise or the rendition of services has not been completed, or all supporting documentation has not been placed in the file concerning the account debtor;

         (o) the account debtor thereon is the Borrower's creditor or supplier;

         (p) should the Agent establish a credit limit for an account debtor, if the aggregate Account Receivables owed by the subject account debtor exceeds such credit limit for such account debtor as the same may be in good faith established by the Agent, in the reasonable exercise of its discretion, but only to the extent that such aggregate Account Receivables are in excess of such limit; or

         (q) any Account Receivable specified to the Borrower by the Agent as ineligible because of the unsatisfactory credit worthiness of the account debtor thereon or another circumstance that would materially adversely affect the collectability of such Account Receivable.

         For all purposes of this Agreement, the amount of each Eligible Account Receivable shall be deemed to be the invoice amount thereof, less unearned customer deposits, taxes charged thereon and cash, trade and other discounts and allowances, and less any reserves with respect thereto which may from time to time be established by the Agent.

        "Eligible Inventory" shall mean, with respect to the Borrower, as at any date on which the same is to be determined, all Inventory of the Borrower in good saleable condition which is not, in the commercially reasonable opinion of the Agent, obsolete or unmerchantable and is, and at all times shall continue to be, acceptable to the Agent in all respects. Standards of eligibility may be fixed and revised from time to time by the Agent in the Agent's commercially reasonable discretion. Without limiting the generality of the foregoing, Inventory shall in no event be deemed to be Eligible Inventory unless such
Inventory:

         (a) is covered by the security interest granted hereby and in which the Agent, on behalf of the Banks, has a perfected first security interest,

         (b) is (i) raw material which has not been declared ineligible raw material, which ineligibility shall be determined by the Agent from time to time in its sole discretion or (ii) a completed and finished product, in good condition, meets all material applicable standards imposed by any governmental authority and is either currently useable or currently saleable in the normal course of the business of the Borrower,

         (c) is subject to no Lien, other than the security interest granted in favor of the Agent, on behalf of the Banks, pursuant to this Agreement, and

         (d) is located at a manufacturing facility or other facility owned, leased or used by the Borrower and identified in Schedule 4.08 hereto, or otherwise at any facility consented to in writing by the Agent;

         But shall not include:

         (a) ineligible raw materials and finished goods, as determined from time to time in the Bank's sole discretion,

         (b) items that have been consigned to the Borrower or are otherwise in the Borrower's custody or possession,

         (c) any Inventory consisting of work-in-process or which is otherwise unfinished, or

         (d) any Inventory which otherwise meets the standards of eligibility set forth in this definition but which has been in the Borrower's possession more than one year.

         In each case, the value of Inventory shall be calculated on the basis of the lower of the Borrower's cost utilizing FIFO (first-in-first-out) method or market value, less any reserves which may from time to time be established by the Agent.

         "Environmental Claim" means any third party (including, without limitation, governmental authorities and employees) action, lawsuit, investigation, claim, proceeding, order, decree, consent agreement, notice of violation or other legal proceeding (collectively, an "Action") which seeks to impose liability for (i) pollution, contamination, protection, cleanup, restoration, destruction, loss or injury to or of the air, surface water, groundwater, land (including, without limitation, surface and subsurface strata) or other natural resources; (ii) solid, gaseous or liquid Waste generation, handling, transportation, treatment, processing, cleanup, storage, disposal, recycling, or reclamation; (iii) exposure to pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes; (iv) the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, recycling, reclamation, or handling of chemical substances, pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, (v) Wastes or (vi) noise. An "Environmental Claim" includes, but is not limited to, a common law action, as well as a legal proceeding initiated or brought by any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority or any third party to issue, modify, adopt, terminate or enforce the provisions of an Environmental Permit or to modify, adopt, terminate or enforce a Requirement of Environmental Law, to the extent that such a proceeding attempts to redress violations or alleged violations of the applicable Environmental Permit or Requirement of Environmental Law.

         "Environmental Laws" shall mean any federal, state, local and foreign laws, regulations, codes, ordinances, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder by any governmental authority or subdivision thereof relating to pollution or protection of the environment, including, without limitation, laws relating to reclamation of land or waterways and laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes into the environment or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes, including, without limitation, the Clean Air

Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws.

         "Environmental Liabilities" means all costs arising from or related to any Environmental Claim, Environmental Permit or Requirement of Environmental Law (including, without limitation, all costs arising under any theory or process of recovery or relief, at law or in equity), whether based on negligence, strict liability, RCRA, CERCLA or otherwise, including, but not limited to: remedial, removal, response, restoration, abatement, investigative, monitoring, personal injury, death and property damage costs, and any other related costs, expenses, losses, damages, penalties, fines, liabilities and obligations, including, without limitation, attorneys' fees, court costs, and interest paid or accrued.

         "Environmental Matters" means any and all matters relating to any Requirement of Environmental Law, Environmental Claim or Environmental Permit.

         "Environmental Permit" means any permit, license, notice, order, approval or other authorization under any applicable law, rule, regulation or other requirement of the United States or of any state, municipality or other subdivision thereof relating to (i) pollution or protection of the environment, including, without limitation, all laws, rules, regulations or other requirements relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes into or on the air, surface water, groundwater or land (including, without limitation, surface and subsurface strata), or (ii) the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, recycling, reclamation, or handling of chemical substances, pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

         "ERISA Affiliate" shall mean each Person (as defined in Section 3(9) of ERISA) that is a member of any "controlled group" (as defined in Section 4001(14) of ERISA) that includes the Borrower.

        "ERISA Termination Event" means (a) any Reportable Event, (b) the withdrawal of the Borrower or any of its ERISA Affiliates from a Plan during a Plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or to treat any Plan amendment as a termination under Section 4041 of ERISA, (d) any Plan amendment or the occurrence of any event that constitutes a "partial termination" (within the meaning of Section 411(d)(3) of the IRC) with respect to any Plan, (e) the institution of proceedings to terminate a Plan or the appointment of a trustee by the PBGC pursuant to Section 4044 of ERISA or (f) any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Estoppel Letter" shall mean the Landlord Waiver and Estoppel Certificate dated as of the Closing Date made by each Landlord in favor of the Agent, on behalf of the Banks, in the form of Exhibit 5.01(c)(ii) hereto, as the same may from time to time be amended, modified, supplemented or extended.

         "Event of Default"  shall mean any event  specified  as such in Section
10.01 hereof.

         "Fiscal Quarter" shall mean each of the four periods of three months of each year, ending on the last day of each June, September, December and March, which in the aggregate constitute a Fiscal Year.

         "Fiscal Year" shall mean each fiscal year ending on December 31.

         "Formula Amount" shall mean as at any date at which the same is to be determined, an amount equal to the sum of (a) 85 per cent of the amount of Eligible Accounts Receivable of the Borrower as at such date, plus (b) the lesser of (i) 50 per cent of the value of Eligible Inventory or (ii) $4,500,000, plus (c) from the period commencing March 1 of each year through January 31 of each year, $3,000,000 (the Overadvance"); and minus such reserve as deemed necessary or appropriate by the Agent to reflect any contingencies, or the consequences of any breach or contravention of laws, including without limitation, Environmental Laws and laws related to OSHA, by the Borrower. The Agent may, in its sole discretion, at any time or times upon three Business Days' prior notice to the Borrower, increase or decrease the ratio of its advances against Eligible Accounts Receivable or Eligible Inventory, or both, and, in the event that any such ratio shall be decreased for any reason, such decrease shall become effective immediately for purposes of calculating the maximum amount of new Revolving Loans and Letters of Credit hereunder and the maximum amount of Revolving Loans and Letters of Credit which may be outstanding hereunder. The Borrower acknowledges that such changes in the ratio of advances against Eligible Accounts Receivable and Eligible Inventory may require the immediate prepayment of Revolving Loans by the Borrower, and/or the placement of funds in the Cash Collateral Account with respect to outstanding Letters of Credit.

         "Formula Availability Certificate" shall have the meaning given to it in Section 5.01(k) hereof.

         "Funded Indebtedness" shall mean for any Person, (i) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments (including, without limitation, the Obligations, as the case may be), (ii) all Capitalized Lease Obligations, (iii) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (iv) all obligations of such Person to pay the deferred purchase price of property or services, and (v) all liabilities secured by any mortgage, pledge or lien existing on property owned or acquired subject to such mortgage, pledge or lien, whether or not the liability secured thereby shall have been assumed. Notwithstanding the foregoing, "Funded Indebtedness" shall not include current trade accounts payable or accrued expenses, operating lease obligations, customer deposits and deferred liabilities other than for borrowed money, all incurred and continuing in the ordinary course of business.

         "GAAP" shall mean generally accepted accounting principles (i) in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of the Certified Public Accountants and the statements and pronounce-

ments of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, (ii) which are consistently applied in form and substance.

         "Guarantor"  shall  mean  Winstar  Communications,   Inc.,  a  Delaware
corporation, and its successors and assigns.

         "Guaranty" shall mean the Guaranty dated as of the Closing Date made by the Guarantor in favor of the Agent, on behalf of the Banks, in the form of
Exhibit 5.01(c)(iii) hereto, as the same may from time to time be amended, modified, supplemented or extended.

         "Indebtedness" shall mean (without duplication), with respect to any Person, all obligations, contingent and otherwise, which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person as at any date at which the amount thereof is to be determined, but in any event and as well including, the Revolving Notes, all other amounts due under this Agreement, all guarantees, endorsements (other than endorsements for collection or deposits in the ordinary course of business) and all other contingent obligations whether or not in respect of any Indebtedness of others, deferred taxes and accrued obligations, all liabilities secured by any mortgage, pledge or lien existing on property owned or acquired subject to such mortgage, pledge or lien, whether or not the liability secured thereby shall have been assumed, and all lease obligations, including, without limitation, Capitalized Lease Obligations.

         "Initial Borrowing Date" shall mean the first Borrowing Date on which any Revolving Loan is made hereunder, but shall in no event be more than 10 Business Days after the Closing Date.

         "Inne Dispensables" shall mean Inne Dispensables, Inc., a New York corporation, and its successors and assigns.

         "Intellectual Property" means, as to any Person, that Person's Patents and Patent Applications, Trademarks, licenses and brand names, and including, without limitation, all logos and designs, trade secrets, technical information, engineering procedures, designs, know-how and processes, formulas, information, proprietary rights and processes, software, copyrights, and other intellectual property, and all options and agreements relating to the above.

         "Interest Coverage Ratio" shall mean for such Person, for any period for which the same is to be determined, the ratio of (a) its Consolidated EBITDA for such period, to (b) the Consolidated Interest Expense of such Person for such period, determined in accordance with GAAP.

         "Inventory" shall have the meaning given in Section 3.01(b) hereof.

         "Inventory Confirmations" shall mean the Inventory Confirmations from time to time delivered by the Borrower to the Agent, in the form of Exhibit 5.01(c)(vi) hereto, as the same may from time to time be amended, modified or supplemented.

         "Inventory Turn Ratio" shall mean, for such Person, for any period for which the same is to be determined, the ratio of (a) the aggregate cost of goods sold during such period to (b) the average amount of Inventory held during such period, determined on a first-in, first-out basis; in each case determined on a consolidated basis in accordance with GAAP.

         "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

         "Landlords" shall mean the entities named as such on Schedule 4.23 attached hereto.

         "Leases" shall mean the leases named as such on Schedule 4.23 attached hereto.

         "Leased Properties" shall mean the properties named as such on Schedule
4.23 attached hereto.

         "Letters of Credit" shall have the meaning given in Section
2A.01 hereof.

         "Letter of Credit Commitment" shall mean $250,000.

         "Leverage Ratio" shall mean for any Person, on any date for which the same is to be determined, the ratio of (a) Consolidated Total Liabilities of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, to (b) its Consolidated Net Worth of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "Lien" shall mean, with respect to any Person, (a) any lien (including, without limitation, any statutory lien), mortgage, hypothecation, privilege, security interest, pledge, encumbrance, charge (general or special, floating or fixed) or conditional sale or other title retention arrangement (including, without limitation, the rights of a lessor under a capital lease to the property leased thereunder) or other security interest of any kind upon any property or assets of any character of such Person, whether now owned or hereafter acquired by such Person, or upon the income or profits therefrom, (b) the transfer, pledge or assignment by such Person of any of its property or assets for the purpose of subjecting the same to the payment of any indebtedness of such Person or others in priority to the payment by such Person of its general creditors,
(c) any sale, assignment, pledge or other transfer by such Person of its accounts receivable, contract rights, general intangibles or chattel paper with recourse, and (d) any agreement to give or do any of the foregoing.

        "Lockbox Agreement" shall have the meaning given in Section 6.12 hereto.

         "Material Adverse Change" of such Person means a material adverse change in the business, condition (financial or otherwise), assets, properties or operations of such Person.

         "Material Adverse Effect" means any set of circumstances or events which (i) would have any material adverse effect whatsoever upon the validity or enforceability of this Agreement, the Revolving Notes or any other Related Document, (ii) is or would reasonably be expected to have a material adverse effect on the business, condition (financial or other), assets, properties or operations of the Borrower or its Subsidiaries, as the case may be and as applicable, (iii) would materially impair the Borrower's or its Subsidiaries' ability to fulfill their respective obligations under the terms and conditions of this Agreement or the other Related Documents to which they are a party thereto or (iv) would materially impair the Bank's rights in or to, or have a material adverse effect, on the Collateral.

         "Memoranda of Lease" shall mean each Memorandum of Lease describing the Leases and recorded in the appropriate filing offices.

         "Mortgagee Consents" shall mean Mortgagee Consent Letters between the Agent, on behalf of the Banks, in respect of Leased Property, and each future mortgagee of each Leased Property, each in the form and substance satisfactory to the Agent, as may be requested by the Agent, as the same may from time to time be amended, modified, supplemented or extended.

         "Notice of Borrowing" shall mean any one or more of a Notice of Revolving Credit Borrowing.

         "Notice of Optional  Prepayment"  shall have the meaning given to it in
Section 2.06 hereof.

         "Notice of Revolving Credit Borrowing" shall have the meaning given to it in Section 2.02(b)(i) hereof.

         "Obligations" shall mean, as to the Borrower, all liabilities, obligations and indebtedness of the Borrower to the Bank Parties of any and every kind and nature (including, without limitation, principal payments, interest, charges, expenses, attorneys' fees, maintenance, commitment and other fees and other sums chargeable to the Borrower by the Bank Parties and future advances made to or for the benefit of such Person), whether arising under this Agreement, under any of the Related Documents, under any refinancing or modification of the credit facilities provided under this Agreement or any of the Related Documents, pursuant to any arrangement, agreement or understanding hereafter between the Borrower and the Bank Parties or otherwise, or acquired by the Banks from any other source, whether now or hereafter owing, arising, due or payable from the Borrower to the Bank Parties, whether before or after the filing of a proceeding under the Bankruptcy Code by or against the Borrower, regardless of how evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including, without limitation, obligations or guarantees of performance or payment.

         "OSHA" shall mean the Occupational Safety and Health Act of 1970, as amended, and any federal, state, local and foreign laws, regulations, codes, ordinances, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, promulgated or entered thereunder by any governmental authority or subdivision thereof relating to worker health and safety or public health and safety.

         "OSHA Claim" means any third party (including, without limitation, governmental authorities and employees) action, lawsuit, investigation, claim, proceeding, order, decree, consent agreement, notice of violation or other legal proceeding (collectively, an "OSHA Action") under OSHA.

         "OSHA Liabilities" means all costs arising from or related to any OSHA Claim, OSHA Permit or Requirement of OSHA Law (including, without limitation, all costs arising under any theory or process of recovery or relief, at law or in equity), whether based on negligence, strict liability or otherwise, including, but not limited to: remedial, removal, response, restoration, abatement, investigative, monitoring, personal injury, death and property damage costs, and any other related costs, expenses, losses, damages, penalties, fines, liabilities and obligations, including, without limitation, attorneys' fees, court costs, and interest paid or accrued.

         "OSHA Matters" means any and all matters relating to any Requirement of OSHA Law, OSHA Claim or OSHA Permit.

         "OSHA Permit" means any permit, license, notice, order, approval or other authorization under any applicable law, rule, regulation or other requirement of the United States or of any state, municipality or other subdivision thereof relating to safety and health.

         "Overadvance" shall have the meaning given in the definition of Formula Amount.

         "Patents and Patent Applications" means, as to any Person, all of such Person's right, title and interest in and to all of its now owned or existing and filed and hereinafter acquired or arising and filed patents and patent applications, inventions and improvements thereto, and (i) the reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, (ii) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, including without limitation damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) all rights corresponding thereto throughout the world, and (v) all right as licensor or licensee with respect to any of the foregoing.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

         "Permits" shall have the meaning set forth in Section 4.03 hereof.

         "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Plan" shall mean any "Employee Benefit Plan" (as defined in Section 3(3) of ERISA) as covered by any provision of ERISA and as maintained, or otherwise contributed to, or at any time during the five calendar year period immediately preceding the date of this Agreement was maintained or otherwise contributed to, by the Borrower or any ERISA Affiliate of the Borrower for the benefit of the respective employees of the Borrower or an ERISA Affiliate of the Borrower.

         "Pledge Agreement" shall mean the Pledge Agreement delivered by the Borrower to the Agent, on behalf of the Banks, in the form of Exhibit 5.01(c)(viii) hereto, as the same may from time to time be amended, modified, supplemented or extended.

         "Processor Agreements" shall mean each Processor Agreement delivered by the Borrower to the Agent, on behalf of the Banks, with respect to each third-party holding Inventory of the Borrower in the form of Exhibit 5.01(c)(v) hereto, as the same may from time to time be amended, modified, supplemented or extended.

         "Projections" shall mean the consolidated financial projections for a two year period prepared by the Borrower and heretofore delivered to the Agent.

         "Prohibited Transaction" shall mean any "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the IRC) with respect to any Plan for which transaction no statutory exemption is not available.

         "Pro Rata Share" shall mean with respect to each Bank for purposes of this Agreement a fraction, the numerator of which is such Bank's portion of the Revolving Commitment and the denominator of which is the total of all the Banks' portions of the Revolving Commitment.

         "Regulations D, G, T, U and/or X" shall mean Regulations D, G, T, U and/or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Regulatory Change" shall mean the introduction of, or any change in, United States federal, state or local laws or regulations (including Regulation
D) or treaties or foreign laws or regulations after the date of this Agreement or the adoption or making after such date of any interpretations, directives, guidelines or requests applying generally to a class of banks, including the Banks, of or under any United States federal, state, or local rules or regulations or any treaties or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Related Documents" shall mean, collectively, this Agreement, the Revolving Notes, the Lockbox Agreement, the Assignment of Leases, the Estoppel Letter, the Processor Agreements, the Leases, the Pledge Agreement, the Memoranda of Lease, the Assignment and Sale Agreement, the Guaranty, the Subordination Agreement, the Inventory Confirmations, the Mortgagee Consents (to the extent executed and delivered) and any Subsidiary Guaranties, Subsidiary Pledge Agreements or Subsidiary Security Agreements.

         "Reportable Event" shall  mean  any  "reportable  event"  described in
Section 4043(b) of ERISA with respect to which the 30 day notice requirement set forth in Section 4043(a) of ERISA has not been waived by the PBGC that occurs or has occurred in connection with any Plan.

         "Required Banks" shall mean at any time the Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the Revolving Commitment.

         "Requirements of Environmental Law" shall mean any and all requirements imposed by and provisions of any law, rule, regulation, order, decision or decree of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority which relate to (i) pollution, contamination, protection, cleanup, restoration, destruction, loss or injury to or of the air, surface water, groundwater, land (including, without limitation, surface and subsurface strata) or other natural resources; (ii) solid, gaseous or liquid Waste generation, handling, transportation, treatment, processing, clean up, storage, disposal, recycling, or reclamation; (iii) exposure to pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes; (iv) the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, recycling, reclamation or handling of chemical substances, pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes; or (v) noise.

         "Requirements of OSHA Law" shall mean any and all requirements imposed imposed by and provisions of any law, rule, regulation, order, decision or decree of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board agency, board or authority which relate to the safety or health of employees (other than social security laws).

         "Revolving Commitment" shall mean each Bank's Pro Rata Share of the Revolving Loans prior to the Commitment Expiration Date up to the maximum aggregate principal amount equal to $12,000,000 at any time outstanding.

         "Revolving  Loans"  shall mean the  Revolving  Loans made  pursuant  to
Section 2.02(a) hereof.

         "Revolving Notes" shall mean the revolving promissory notes of the Borrower evidencing the Revolving Loan delivered pursuant to Section 2.02(b)(ii) hereof, as the same from time to time may be amended, modified, supplemented or extended.

         "Securities" shall mean all shares, options, membership interests, partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, including, without limitation, common stock, preferred stock, warrants, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more of or all of the foregoing.

         "Subordination Agreement" shall mean the Subordination Agreement as of the Closing Date made by the Guarantor in favor of the Agent, on behalf of the Banks, in the form of Exhibit 5.01(c)(iv) hereto, as the same may from time to time be amended, modified, supplemented or extended.

         "Subsidiary" shall mean, with respect to any Person, any corporation or equivalent entity of which more than 50% of the outstanding Securities having ordinary voting power to elect a majority of the Board of Directors, managers or equivalent positions of such corporation or equivalent entity is at the time directly or indirectly owned by such Person, or by one or more other Subsidiaries of such Person.

         "Subsidiary Guaranty" shall mean the guaranty of each Subsidiary to which the Required Banks consent, delivered pursuant to Section 7.18 hereof, as the same may from time to time be extended, amended, modified or supplemented.

         "Subsidiary Pledge Agreement" shall mean the pledge of stock and/or membership interests, as the case may be, of each Subsidiary to which the Required Banks consent, delivered pursuant to Section 7.18 hereof, as the same may from time to time be extended, amended, modified or supplemented.

         "Subsidiary Security Agreement" shall mean the security agreement of each Subsidiary to which the Required Banks consent, delivered pursuant to
Section 7.18 hereof, as the same may from time to time be extended, amended, modified or supplemented.

         "Trademarks" means, as to any Person, all of such Person's right, title and interest in and to all of its now owned or existing, and hereafter acquired or arising, trademarks, service marks, trademark or service mark registrations, trade names, trademark rights, trade name rights and trademark or service mark applications, and all derivations thereof, and (i) the divisions, continuations and renewals thereof and amendments thereto, (ii) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) all rights corresponding thereto throughout the world, (v) all rights as licensor or licensee with respect to any of the foregoing, and (vi) together in each case with the goodwill (including, without limitation, goodwill symbolized by trademarks, trade names and service marks) of such Person's business connected with the use of, and symbolized by any of the foregoing.

         "Transaction Costs" shall mean the fees, costs and expenses payable by the Borrower pursuant to this Agreement or in connection herewith, whether payable on or after the Closing Date; in each case including, without limitation, attorney's fees and expenses.

         "Waste" or "Wastes" means any material or substance that is defined, identified or regulated as a waste, solid waste or hazardous waste pursuant to any applicable federal, state or local law, rule, regulation, order, decision or decree, including, without limitation, Section 1004 of the RCRA. As used in this Agreement the phrase "pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes", includes, without limitation, in each instance, asbestos, polychlorinated biphenyls, radioactive materials, oil, petroleum, petroleum products and waste oils.

         Section 1.02. Accounting and Banking Terms. All accounting and banking terms not specifically defined herein shall be construed in the case of accounting terms, in accordance with GAAP and, in the case of banking terms, in accordance with general practice among commercial banks in New York, New York.

         Section 1.03. Discretion. Whenever it is provided in this Agreement or in any of the Related Documents that the Bank Parties may take any action or fail or refuse to take action in their discretion or sole discretion, the Bank Parties shall exercise such discretion or sole discretion in a commercially reasonable manner.

                        ARTICLE 2. THE CREDIT FACILITIES

         Section 2.01. The Credit Facilities. At all times prior to the Commitment Expiration Date (or earlier termination of the Commitment Period hereunder), subject to the terms and conditions hereinafter set forth, the Banks agree to make the following credit facilities available to the Borrower:

         (a) Revolving Credit Facility. A revolving credit facility under which the Borrower may request Revolving Loans from time to time on any Business Day during the Commitment Period, in an aggregate principal amount which, together with the then outstanding aggregate principal amount of Revolving Loans and the face amount of any outstanding Letters of Credit, would not exceed at any time the Available Revolving Commitment. The amount available for Revolving Loans at any time shall be determined in accordance with Section 2.02 hereof.

         Section 2.02.  Revolving Loans; Procedures for Borrowings.

         (a) Subject to the terms and conditions hereof, the Banks agree to make Revolving Loans to the Borrower from the Agent's Office from time to time during the Commitment Period as provided in this Agreement in an aggregate principal amount at any one time outstanding, which will not exceed (i) the Revolving Commitment less the then outstanding face amount of any Letters of Credit, or
(ii) if less, the Formula Amount less the then outstanding face amount of any Letters of Credit. The Borrower may use the Revolving Commitment during the Commitment Period by borrowing, repaying Revolving Loans in whole or in part and reborrowing Revolving Loans; provided, however, that the aggregate principal amount of the Revolving Loans at any one time outstanding plus the then outstanding face amount of any Letters of Credit shall not exceed the Available Revolving Commitment. The Revolving Loans shall mature no later than the Commitment Expiration Date and bear interest for the period from the respective Borrowing Dates thereof to the date of payment in full thereof on the unpaid principal amount thereof from time to time outstanding at the applicable interest rates per annum determined and payable as specified in Section 2.03 hereof.

         (b)(i) Each Revolving Loan shall be made on request, given by an Authorized Person of the Borrower to the Agent not later than 11:00 a.m. (New York City time) on the requested Borrowing Date. Each such notice shall be made by telephone, telecopy, telex or cable, confirmed immediately in writing, should the Agent request, by delivery of a Notice of Revolving Credit Borrowing, in the form of Exhibit 2.02(b)(i) hereto, specifying therein (A) the requested Borrowing Date, and (B) the aggregate amount of the Revolving Loans therein requested to be made, which, together with the then outstanding aggregate principal amount of Revolving Loans and the then outstanding face amount of any

Letters of Credit, shall not be greater than the Available Revolving Commitment. Each Notice of Revolving Credit Borrowing shall be irrevocable and shall bind the Borrower to borrow in accordance with such notice. The Agent will promptly notify each Bank of receipt by the Agent of a Notice of Revolving Credit Borrowing relating to the Revolving Loans and of the contents thereof. Not later than 1:00 P.M. (New York time) on the Borrowing Date, each Bank will make available to the Agent at the Agent's Office in immediately available funds such Bank's Pro Rata Share of such Revolving Loan. Upon fulfillment of the applicable conditions set forth in Article 5 hereof, and after the Agent's receipt of such funds relating to such Revolving Loan, the Agent will make such Revolving Loan available to the Borrower in immediately available funds by crediting the amount thereof to the Borrower's account with the Agent or by disbursing such proceeds as the Borrower may otherwise instruct the Agent in writing.

         (ii) The obligations of the Borrower to pay the principal of and interest on all Revolving Loans shall be evidenced by a Revolving Note in favor of each Bank duly executed and delivered by the Borrower in the form of Exhibit 2.02(b)(ii) hereto. At the time of each Revolving Loan, and upon each payment of principal of each Revolving Loan, each Bank shall, and is hereby authorized to, make a notation on the schedule annexed to and constituting a part of the Revolving Notes of the Borrower to which such Revolving Loan is being made, and any such notation shall be conclusive and binding for all purposes absent manifest error; provided, however, that failure by such Bank to make any such notation shall not affect the obligations of the Borrower under such Revolving Note or this Agreement.

         Section 2.03. Rate of Interest; Calculation of Interest. (a) Each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date such Revolving Loan is extended to the Borrower until such principal amount is paid in full at a rate or rates per annum determined in accordance with this Section 2.03. The Borrower shall pay interest on the unpaid amount of each Revolving Loan at the applicable rates per annum set forth below:

         (i) Revolving Loans. Each Revolving Loan shall bear interest at a rate per annum equal to the sum of (A) the Base Rate in effect from time to time, plus the Applicable Revolving Margin, payable monthly, in arrears, on the first Business Day of each such month, commencing with the first of such dates to occur after the date of such Revolving Loan and ending on the date the principal amount of such Revolving Loan shall be paid or prepaid, to the extent of the interest accrued on the principal amount of such Revolving Loan so paid or prepaid.

         (ii) Default Rate. From and after the occurrence of any Event of Default hereunder, and for so long as such Event of Default shall continue
(after as well as before judgment), the unpaid principal amount of each Revolving Loan and any other amount then due and payable but not yet paid hereunder shall bear interest at a rate per annum equal to the interest rate then in effect as calculated pursuant to clause (i) above plus two percent (2%) per annum, payable on demand. Overdue interest shall be compounded and bear interest, to the extent permitted by law, on each date for payment of interest on Revolving Loans hereunder.

         (b) Interest shall be calculated on the daily outstandings on a basis of a 360-day year for the actual number of days elapsed. Any change in the interest rate on the Revolving Loans shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective. The Agent shall, as soon as practicable, notify the Borrower of the effective date and the amount of each such change in the Base Rate; provided, however, that any failure by the Agent to give the Borrower any such notice shall not affect the application of such change in the Base Rate. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be, absent manifest error, presumed to be correct.

         (c) Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Revolving Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to the Banks limiting rates of interest which may be charged or collected by such Bank.

        Section 2.04. Indemnity Losses. The Borrower hereby agrees to indemnify to indemnify the Bank Parties and to reimburse and hold the Bank Parties harmless from any loss, liability, cost or actual out-of-pocket expense (including, without limitation, reasonable attorney's fees and expenses for the Agent incurred in connection with any action or proceeding between the Borrower and any Bank Party or between any Bank Party and any third party or otherwise) that the Bank Parties may sustain or incur as a consequence of (a) a default by the Borrower in the payment of principal of, or interest on, any Revolving Loan, or any reimbursement obligation with respect to a Letter of Credit, (b) a default by the Borrower in borrowing (or in fulfilling on or before the requested Borrowing Date the applicable conditions set forth in Article 5 hereof with respect to such borrowing), or (c) a default by the Borrower in making any prepayment after notice thereof has been given in accordance with Section 2.06 or 2.07 hereof; including, but not limited to, all losses provided, that the Borrower shall only be liable under this Section 2.04 with respect to the fees and disbursements of counsel to the Agent and shall have no obligation under this Section 2.04 to pay for any fees and disbursements of counsel to any other Bank Party. The Agent shall deliver to the Borrower a certificate as to the amount of such loss, liability, cost or expense, which certificate shall be conclusive in absence of manifest error. This covenant shall survive payment of the Revolving Loans and termination of this Agreement as to claims arising prior to the indefeasible payment in full of the Revolving Loans.

         Section 2.05. Mandatory Prepayments. (a) Revolving Loans. If at any time the aggregate unpaid principal amount of the Revolving Loans outstanding plus the face amount of Letters of Credit outstanding exceeds the Available Revolving Commitment, the Borrower shall immediately repay such Revolving Loans, without premium or penalty, in a principal amount at least equal to such excess, together with accrued interest on the amount prepaid to the date of repayment, and/or place monies in the Cash Collateral Account to the extent of such excess. Prepayments of Revolving Loans pursuant to this subsection may be reborrowed as Revolving Loans in accordance with the terms hereof.

         (b) Asset Sales. The Borrower shall apply all net proceeds of any asset sales as a mandatory prepayment of the Revolving Loans, without penalty or premium.

         Section 2.06. Optional Prepayments of the Revolving Loans. (a) Optional Prepayments of the Revolving Loans. (i) The Borrower may voluntarily prepay any Revolving Loan in whole at any time or in part from time to time, with accrued interest to the date of such prepayment on the amount prepaid but without premium or penalty; provided, however, that if any such prepayment shall be made with the proceeds, or as a result, of any debt financing (A) prior to the first anniversary of the Closing Date, a prepayment fee of two percent (2%) of the amount so prepaid shall be paid by the Borrower, or (B) on or after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, a prepayment fee of one percent (1%) of the amount so prepaid shall be paid by the Borrower, in each case concurrently therewith. Each such notice shall be made by an Authorized Person of the Borrower by telephone, telecopy, telex or cable, confirmed immediately in writing, should the Agent request, by delivery of a Notice of Optional Prepayment, substantially in the form of Exhibit 2.06 hereto, specifying therein (i) the proposed date of such prepayment, (ii) the aggregate amount and type of Revolving Loan(s) therein proposed to be prepaid, (iii) whether the Revolving Commitment is proposed to be permanently reduced, and (iv) the source of such funds and the amount of prepayment penalty, if any, that will be due and owing. Each Notice of Optional Prepayment shall be irrevocable and shall bind the Borrower to make such prepayment in accordance with such notice.

         (ii) The Borrower may, upon at least five Business Days' prior written notice to the Agent as provided in Section 2.06(a)(i) hereof, elect to terminate or permanently reduce the Revolving Commitment not more than once during any Fiscal Quarter in an amount not less than $250,000 with such additional increments in integral multiples of $50,000; provided, however, that if any such termination or permanent reduction shall be made (A) prior to the first anniversary of the Closing Date, a prepayment fee of two percent (2%) shall be imposed upon the amount so terminated or reduced, or (B) on or after the first anniversary of the Closing Date and prior to the second anniversary of the Closing Date, a prepayment fee one percent (1%) shall be imposed upon the amount so terminated or reduced, in each case concurrently therewith; and provided, further, that (I) any reduction of the Revolving Commitment shall be accompanied by prepayment of Revolving Loans and/or the payment of monies to the Cash Collateral Account, together with accrued interest on the amount prepaid to the date of such prepayment, to the extent (if any) that the aggregate principal amount of the Revolving Loans then outstanding plus the face amount of Letters of Credit then outstanding exceeds the amount of the Revolving Commitment as then reduced, and (II) any such termination of the Revolving Commitment shall be accompanied by prepayment in full of all Revolving Loans then outstanding and cash collateralization of all outstanding Letters of Credit, together with accrued interest thereon to the date of such prepayment and any unpaid commitment fee then accrued under Section 2.10 hereof. Each Notice of Optional
Prepayment shall be irrevocable and shall bind the Borrower to make such prepayment in accordance with such notice.

         Section 2.07. Payments. All payments (including prepayments) to be made by the Borrower under this Agreement shall be made to the Agent at the Agent's Office in New York, New York, in Dollars and in immediately available funds. The Agent will promptly thereafter cause to be distributed to each Bank such Bank's Pro Rata Share of the payments of principal and interest in like funds for the account of such Bank's applicable lending office. All payments to be made hereunder by the Borrower shall be made without setoff, counterclaim or defense. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. The Borrower hereby authorizes the Agent to charge any account of the Borrower maintained at any office of the Agent with the amount of any principal, interest, fees, expenses or other monetary obligations of the Borrower hereunder, including, without limitation, attorney's fees and expenses, and including principal and interest payable under any Revolving Note when it becomes due and payable under the terms hereof or thereof. Promptly upon the Agent's charging any account of the Borrower pursuant to the preceding sentence, the Agent shall give the Borrower notice thereof.

         Section 2.08. Revolving Loans in Payment of Article 2 Obligations. The Borrower hereby authorizes the Banks to make Revolving Loans to the Borrower and to use the proceeds thereof to pay any amount owed by the Borrower under this
Article 2 if the Borrower fails to pay such amount when due, and the Agent agrees to notify the Borrower of the making of any such Revolving Loan. Any such Revolving Loan shall be made in the minimum amount necessary and without regard to the requirements of Section 2.02(b)(i) hereof with respect to Notices of Revolving Credit Borrowing.

         Section 2.09. Use of Revolving Loan Proceeds. The Borrower shall use the proceeds of the Revolving Loans to enable the Agent to purchase the Assigned Indebtedness and to provide the continuing working capital requirements of the Borrower and its Subsidiaries.

         Section 2.10. Fees. (a) Commitment Fee. The Borrower agrees to pay the Banks a non-refundable commitment fee from and including the date hereof to the Commitment Expiration Date, computed at the rate of one-quarter of one percent (0.25%) per annum on the average daily amount by which the Revolving Commitment exceeds the aggregate unpaid principal amount of the Revolving Loans outstanding payable quarterly, in arrears, on the first Business Day of each Fiscal Quarter, commencing with the first such day following the Closing Date, and ending on the Commitment Expiration Date. Such fee shall be calculated on the basis of a 360-day year and actual days elapsed.

         (b) Collateral Maintenance Fee. The Borrower shall pay the Agent (i) a collateral maintenance fee of $1,500 per month, payable in advance on the Initial Borrowing Date and on each month thereafter, plus (ii) $600 per man-day and all expenses for any audits conducted by the Agent, on behalf of the Banks, at its discretion.

         (d) Closing Fees (i) (A) the Borrower and the Bank Parties hereby acknowledge that the Borrower has paid the Agent a deposit fee of $40,000 and a commitment fee of $30,000 in connection with the commitment letter dated July 30, 1996, between the Borrower and the Agent, (B) the Borrower will pay the Agent a non-refundable closing fee of $60,000, payable on the date hereof, which deposit fee and commitment fee, less expenses, will be credited to such closing fee on the Closing Date.

                  (ii) the Borrower will pay the Agent, on behalf of the Banks, closing expenses equal to (i) all reasonable costs and expenses up to the date hereof, in connection with the preparation, execution, delivery, filing, and recording of this Agreement, each of the Related Documents, and any other documents, instruments or agreements which may be delivered in connection with this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank Parties, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the Bank Parties as to their rights and responsibilities under this Agreement, and (ii) all costs and expenses up to the date hereof in connection with the audit, appraisal, valuation, investigation, and the creation, perfection, priority or protection of the Banks' Liens against the Collateral, including, without limitation, all costs and expenses (A) to pay or discharge taxes, liens, security interests or other encumbrances levied, placed or threatened against the Collateral and (B) for title and lien searches, filing and recording fees and taxes, duplication costs and corporate search fees.

         Section 2.11.  Increased Costs.  If any Regulatory Change:

         (a) subjects the Bank Parties to any tax of any kind whatsoever with respect to this Agreement, any Revolving Note, or any Revolving Loan or changes the basis of taxation of payments to the Bank Parties of principal, interest, commitment fees, or any other amount payable hereunder in any of the foregoing (except for changes in the rate of tax on the overall net income of the Bank Parties);

         (b) imposes, modifies or holds applicable to the Banks (or any corporation controlling the Banks) any reserve or capital adequacy requirements or liquidity ratios or requires the Banks or any corporation controlling the Banks) to make special deposits against or in respect of assets or liabilities of, deposits with or for the account of, or credit extended by, the Banks; or

         (c) imposes on the Bank Parties any other condition affecting this Agreement, the Revolving Notes or the Revolving Loans;

and the result of any of the foregoing is (i) to increase the cost to the Banks of making or maintaining Revolving Loans therein or to reduce any amount received or receivable by the Banks hereunder, (ii) to require the Banks (or any corporation controlling the Banks) to make any payment to any fiscal, monetary, regulatory or other authority calculated on or by reference to any amount received or receivable by any Bank under this Agreement or the Revolving Notes, or (iii) to reduce the rate of return on any Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), in any case by an amount deemed by such Bank to be deemed by such Bank to be material, then, in any such case, the Borrower shall promptly pay such Bank (or such corporation controlling such Bank), on its written demand, any additional amount necessary to compensate such Bank (or such corporation) for such additional cost, reduced amount receivable or reduction in rate of return with respect to this Agreement, the Revolving Notes or the Revolving Loans, together with interest on such amount from the date demanded until payment in full thereof at the rate per annum applicable to Revolving Loans, calculated on the basis of a 360-day year for the actual days elapsed. If the Banks becomes entitled to claim any additional amount pursuant to this
Section 2.11, the Agent shall promptly submit to the Borrower a certificate as to any additional amount payable pursuant to the first sentence of this Section 2.11, which amount shall be, absent manifest error, presumed to be correct; provided, however, that the determination thereof is made on a reasonable basis. In determining such amount, the Banks shall use any reasonable averaging and attribution methods. The Agent shall submit to the Borrower a certification of the methods of calculation of such amount.

         Section 2.12. Subordination. Notwithstanding any provision contained in this Agreement to the contrary, the Indebtedness evidenced by the Revolving Notes shall not (a) be subordinated to claims of any trade creditors of the Borrower or (b) be subordinated in right of payment to the payment of any existing or future Indebtedness of the Borrower.

         Section 2.13. Non-Receipt of Funds by Agent. (a) Unless the Agent shall have received notice from a Bank prior to the date on which such Bank is to provide funds to the Agent for a Revolving Loan to be made by such Bank that such Bank will not make available to the Agent such funds, the Agent may assume that such Bank has made such funds available to the Agent on the date of such Revolving Loan in accordance with Section 2.02(b) hereof. If and to the extent such Bank shall not have made such funds available to the Agent, such Bank agrees to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Agent, at the customary rate set by the Agent for the correction of errors among banks until the completion of three (3) Business Days and thereafter at the Base Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Revolving Loan for purposes of this Agreement.

         (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Bank hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the customary rate set by the Agent for the correction of errors among banks until the completion of three (3) Business Days and thereafter at the Base Rate.

                     ARTICLE 2A. LETTERS OF CREDIT FACILITY

         Section 2A.01. Letters of Credit. (a) Provided that no Default or Events of Default has occurred and is continuing or would occur after giving effect to the issuance of any Letters of Credit and subject to the terms and conditions of this Agreement, the Agent agrees to issue documentary letters of credit, in form and substance satisfactory to the Agent (collectively, the "Letters of Credit"), for the account of the Borrower from time to time during the Commitment Period; provided, however, that (i) the aggregate face amount of all outstanding Letters of Credit shall not exceed the Letter of Credit Commitment, (ii) the sum of the aggregate face amount of all outstanding Letters of Credit and the aggregate principal amount of the Revolving Loans then outstanding shall not exceed the lesser of the Formula Amount or the Revolving Commitment and (iii) each Letter of Credit shall have a term equal to twelve months or less. The beneficiaries under the Letters of Credit are hereinafter referred to as the "Beneficiaries".

         (b) Each Letter of Credit shall (i) provide for the payment of drafts, presented for honor thereunder by the Beneficiary in accordance with the terms thereof, at sight when accompanied by the documents specified by such Letter of Credit, (ii) have an expiration date not later than the earlier of (A) one year after the date of issuance of such Letter of Credit (subject to renewal as the Agent may agree and provide for in such Letter of Credit) and (B) the Commitment Expiration Date, and (iii) otherwise be in form and substance satisfactory to the Agent. Drawings under the Letters of Credit shall be payable solely in accordance with the terms thereof.

         (c) The Borrower shall give the Agent at least three Business Days' notice of each request for the issuance of a Letter of Credit, specifying the Beneficiary, the amount and the expiration date thereof and such other documents, statements, certificates and information as the Agent may reasonably request.

         (d) The Agent and the Borrower may from time to time enter into agreements with respect to the issuance of letters of credit, which agreement shall govern this Article 2A.

         Section 2A.02. Reimbursement Obligation. The Borrower hereby agrees to reimburse the Agent for any amount paid by the Agent on drafts or demands for payment drawn or made or purporting to be drawn or made under the Letters of Credit (the Borrower's obligations so to reimburse the Agent hereinafter called the "LOC Reimbursement Obligation"). Each LOC Reimbursement Obligation owing to the Agent shall automatically be converted into, and shall be deemed to have been paid with the proceeds of a Revolving Loan made by the Agent on the date such LOC Reimbursement Obligation arises, whether or not an Event of Default or Default then exists or would be caused thereby, which Revolving Loan shall be subject to the prepayment provisions of this Agreement; provided, however, that upon the occurrence and during the continuation of an Event of Default the Agent may require, by a notice to the Borrower, immediate payment to the Cash Collateral Account of the amount of the LOC Reimbursement Obligation which would then exist if all outstanding Letters of Credit were drawn upon at that time. Any LOC Reimbursement Obligation which is not paid when due or converted into a Revolving Loan in accordance with the terms hereof shall bear interest, payable on demand, for each day on which said LOC Reimbursement Obligation remains unpaid, at a rate per annum equal to the interest rate borne by Revolving Loans, or if the Borrower is in default under the provisions of this sentence of
Section 2A.02 at the default rate stated in Section 2.03(a)(ii) hereof. Amounts not paid to the Cash Collateral Account when due and payable shall bear interest at the default rate stated in Section 2.03(a)(ii) hereof. The Borrower's obligations to reimburse the Agent in accordance with the terms hereof for all payments made by the Agent under each Letter of Credit and to pay interest on the unpaid amount of each LOC Reimbursement Obligation shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever.

         Section 2A.03. Letter of Credit Fees. As consideration for the issuance of the Letters of Credit, the Borrower shall pay to the Agent, a non-refundable and non-rebateable fee on the face amount of all Letters of Credit at a rate per annum equal to (x) 0.250 percent for each ninety (90) day period or portion thereof that such Letter of Credit is outstanding, payable in advance upon the issuance of such Letter of Credit and on the first Business Day of each consecutive following 90 day period (the "LOC Utilization Fee"), and (y) the fees customarily charged by the Bank for issuing and negotiating similar letters of credit. The LOC Utilization Fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed from the issuance of the Letters of Credit to the expiration date of each.

         Section 2A.04. General Instructions: Limitation on Responsibility. The Borrower hereby agrees that:

         (a) The Agent may accept or pay, as complying with the terms of a Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, successor or other legal representative of the party who is authorized under such Letter of Credit to draw or issue any drafts or other documents; and

         (b) The Agent may, without limiting any other provisions of this Agreement, (i) accept documents of any character which comply with the provisions, definitions, interpretations and practices contained in The Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (and any subsequent revision thereof adhered to by the Bank on the date such Letter of Credit is issued), or, as to matters not governed by such Uniform Customs and Practice for Documentary Credits, the laws of the State of New York, and (ii) accept or pay any draft dated on or before the expiration of any time limit expressed in a Letter of Credit, regardless of when drawn and when or whether negotiated.

         Section 2A.05. Reimbursement Obligation Absolute. The Borrower's obligations to pay the full amount of each LOC Reimbursement Obligation, or to discharge the same with the proceeds of a borrowing hereunder, is absolute and unconditional, under all circumstances whatsoever, and shall not be affected by:

         (a) any lack of validity or enforceability of any Letter of Credit; or

         (b) any lack of validity or enforceability of this Agreement, any Revolving Note or any other Related Document; or

         (c) any amendment or waiver of, or any consent to departure from this Agreement, any Revolving Note or any other Related Document; or

         (d) any exchange, release or non-perfection of any Collateral or any release of any pledgor or guarantor; or

         (e) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a Beneficiary, any transferee of a Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with such Letter of Credit, this Agreement, any Related Document, the transactions contemplated herein or any unrelated transaction; or

         (f) any statement or any other document (including insurance), or endorsements thereof, presented under a Letter of Credit proving to be forged, fraudulent, invalid or uncollectible in any respect or any statement therein being untrue or inaccurate in any respect whatsoever (except for the Bank's gross negligence or wilful misconduct); or

         (g) any irregularity in the transactions with respect to which a Letter of Credit is issued, including, without limitation, any fraud by a Beneficiary; or

         (h) any breach of contract among the Agent, any Bank or the Borrower and a Beneficiary or any other third party; or

         (i) the consequences of compliance with laws, orders, regulations or customs in effect in places of negotiation or payment of drafts under a Letter of Credit; or

         (j) the failure of drafts to bear reference or adequate references to a Letter of Credit, or failure of any Person to surrender a Letter of Credit or failure of any Person to note the amount of any draft of a Letter of Credit, or forward documents as may be required by the terms of a Letter of Credit (each of which requirements the Borrower hereby waives even if included in such Letter of Credit); or

         (k) any errors, omissions, interruptions or delays in transmission or delivery of any messages, however sent and whether plain or in code or cipher, or errors in translation or in interpretation of technical or other terms; or

         (l) any failure by the Agent or any Bank to honor any of its obligations hereunder to make Revolving Loans, except as constitutes gross negligence or wilful misconduct; or

         (m) without limiting the foregoing, any act or omission other than such constituting the Agent's gross negligence or wilful misconduct.

         Section 2A.06. Non-Conforming Documents. In case of any variation between the documents called for by a Letter of Credit or the Borrower's instructions and documents accepted by the Agent, the Borrower shall be conclusively deemed to have waived any right to object to such variation with respect to any action of the Agent relating to such documents, and to have ratified and approved such action as having been taken at the Borrower's direction, unless the Agent has acted in bad faith or with gross negligence.

         Section 2A.07. Cash Collateral Account. (a) At the Agent's request upon the issuance of Letters of Credit and in accordance with the terms hereof, the Borrower will establish and maintain with the Agent, at the Agent's Lending

Office (or at such other location as the Agent shall specify), a demand deposit or money market account (the "Cash Collateral Account") under the sole control and dominion of the Agent in which shall be deposited and held all amounts required hereunder to be deposited hereunder in the Cash Collateral Account. The Borrower shall not be entitled to any amounts deposited in the Cash Collateral Account prior to the later of the Commitment Expiration Date, the expiration of the Letters of Credit and the payment in full of the Revolving Loans and all LOC Reimbursement Obligations, except as provided in (b) and (c) below. The Borrower hereby pledges and assigns to the Agent and hereby grants to the Agent a first priority Lien and a continuing security interest in, the funds held in the Cash Collateral Account from time to time, and all securities and instruments in which such funds are invested to secure all obligations of the Borrower to the Agent hereunder.

         (b) If any Letter of Credit is to be outstanding on the day after the Commitment Expiration Date, the Borrower shall deposit in the Cash Collateral Account an amount equal to (i) the aggregate amount then outstanding under the Letters of Credit plus (ii) the LOC Utilization Fees for the period that such Letters of Credit may remain outstanding.

         (c) In addition to amounts otherwise required to be deposited in the Cash Collateral Account, there shall be deposited in the Cash Collateral Account from time to time any payment received therefor by the Agent pursuant to Section
2.05 hereof (such payment being hereinafter referred to as the "Excess Prepayment"). Following the making of an Excess Prepayment, if and when, after the repayment in full of the Revolving Loans pursuant to Section 2.05, the aggregate face amount of any Letters of Credit outstanding should be less than the Available Revolving Commitment, the Agent shall, upon the request of the Borrower, release from the Cash Collateral Account that portion of the Excess Prepayment paid pursuant to Section 2.05.

         (d) The funds in the Cash Collateral Account shall be invested and reinvested by the Agent in an interest-bearing time deposits issued by the Agent. So long as no Default or Event of Default shall have occurred and shall then be continuing, the Agent shall remit to the Borrower on the last Business Day of each month all interest received by the Agent during such month from investments of the funds in the Cash Collateral Account.

         (e) Any cash deposited in the Cash Collateral Account prior to the Commitment Expiration Date shall be applied in accordance with paragraph (c) above. Any such cash on deposit in the Cash Collateral Account after the Commitment Expiration Date and the indefeasible payment in full of the Revolving Loans and any cash deposited in the Cash Collateral Account in accordance with the provisions of paragraph (b) above shall be held for, and applied to, the reimbursement of any drawing made under the Letters of Credit, and to the payment of all LOC Reimbursement Obligations and LOC Utilization Fees outstanding. After the expiration of the Letters of Credit and the indefeasible payment of all LOC Reimbursement Obligations and LOC Utilization Fees, any remaining cash contained in the Cash Collateral Account shall be paid to the Agent and any surplus after the indefeasible cash payment in full of all of the Obligations and the other Related Documents shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive such surplus.


                          ARTICLE 3. SECURITY INTERESTS

         Section 3.01. Grant of Security Interest. The Borrower, to secure the Obligations (as said term is defined in Section 3.02 hereof), hereby assigns, pledges and grants to the Agent, for the benefit of the Banks, a continuing first and prior security interest in all of its rights, title and interests in and to all of the following property of the Borrower whether now owned or existing or hereafter acquired or arising and regardless of where located and all proceeds, products and substitutions thereof (all of the same being herein collectively referred to as the "Collateral"):


                  (a) ACCOUNTS:  All present and future  accounts,  receivables, contract rights, including, but not limited to, the Borrower's rights (including, without limitation, any and all rights to receive any payments) under any and all leases and/or agreements to which the Borrower is a party, chattel paper, instruments, documents, general intangibles and other rights to payment of any kind now or hereafter existing arising out of or in connection with the sale or lease of goods, merchandise or inventory or the rendering of services, including, without limitation, those which are not evidenced by instruments or chattel paper and whether or not they have been earned by performance; all proceeds of any letters of credit or insurance policies on which the Borrower is now (or may hereafter be) named as beneficiary; all claims against any third parties for advances or other financial accommodations or any other obligations whatsoever owing to the Borrower; all rights now or hereafter existing in and to all security agreements, leases, documents of title and other contracts securing, evidencing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, documents, general intangibles, other rights of payment or proceeds or to any such claims against third parties, together with all rights in any returned or repossessed goods, merchandise and inventory and all right, title, security and guaranties with respect to each of the foregoing, including, without limitation, any right of stoppage in transit (any and all such accounts, contract rights, chattel paper, instruments, documents, rights of payment, proceeds, claims and rights being hereinafter referred to as the "Accounts").

                  (b) INVENTORY: All goods, merchandise and other personal property furnished or to be furnished under any contract of service or intended for sale or lease, including, without limitation whole goods, spare parts, components, supplies, materials and consigned goods; all raw materials, work-in-process, finished goods or materials or supplies of any kind, nature or description, used or consumed in the Borrower's businesses or which might be used in connection with the manufacture, assembling, packing, shipping, advertising, selling or finishing of such goods, merchandise and personal property; all returned or repossessed goods; and all documents of title or documents evidencing the same; in each instance whether now owned or hereafter acquired by the Borrower and wherever located, whether in the possession of the Borrower or of a bailee or other Person for sale, storage, transit, processing, use or otherwise (all of the foregoing, collectively, being the "Inventory");

                  (c) EQUIPMENT: All machinery, equipment and fixtures, including, without limitation, all manufacturing, assembling, packaging, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, trade fixtures, tools, tooling, molds, vehicles, vessels and all other goods of every type and description (other than
Inventory), and all parts thereof and all accessions thereto, and all substitutions therefor and replacements thereof, in each instance whether now owned or hereafter acquired by the Borrower and wherever located (all of the foregoing, collectively, being the "Equipment");

                  (d) GENERAL INTANGIBLES: All rights, interests, choses in action, causes of actions, claims and all other intangible property of the Borrower of every kind and nature (other than Accounts) in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records; all Revolving Loans, royalties, and other obligations receivable; all trademarks, non-compete agreements, service marks, trademark applications, patents, patent applications, tradenames, fictitious names, inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, copyright applications, permits, licenses, franchises, customer lists, credit files, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements, and other contracts and contract rights; all interests in partnerships, and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to the Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or governmental authority; all deposit accounts (general or special) with any bank or other financial institution; all credits with and other claims against third parties (including carriers and shippers); all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Borrower is a beneficiary; and all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower; and all other intangible property, whether or not similar to the foregoing; in each instance, whether now or hereafter existing and however and wherever arising and all renewals thereof (all of the foregoing, collectively, being the "General Intangibles");

                  (e) CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, all instruments, all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by the Borrower; and

                  (f) OTHER PROPERTY: All property or interests in property now owned or hereafter acquired by the Borrower which now may be owned or hereafter may come into the possession, custody or control of any Bank Party, or any agent or affiliate of the Bank, in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and all rights and interests of the Borrower, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated (other than the capital stock of the Borrower), and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money; (iii) proceeds of Revolving Loans, advances and other financial accommodations, including, without limitation, Revolving Loans, advances and other financial accommodations, made or extended under this Agreement; and (iv) insurance proceeds and books and records relating to any of the Collateral covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof.

         Section 3.02. Security for Obligations. This Agreement secures the full and prompt payment and performance of (a) all obligations and liabilities of the Borrower to the Bank Parties now or hereafter existing under this Agreement, the Revolving Notes and any other Related Document to which it is a party, and any other future Revolving Loan, issuance of a Letter of Credit, advance or financial accommodation made by the Banks in favor of the Borrower or any other

Person whose indebtedness to the Banks is guaranteed by the Borrower, whether for principal, interest, fees, indemnification, expenses or otherwise, and (b) all other obligations, liabilities, covenants and duties owing to the Bank Parties from or by the Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Related Documents or under any other agreement, instrument or document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (all such obligations and liabilities described in the foregoing clauses (a) and (b) above being hereinafter collectively referred to as the "Obligations"). The Borrower and the Bank Parties agree that they intend the security interest hereby granted to attach upon the execution of this Agreement.

         Section 3.03. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under any contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Bank Parties of any of the rights hereunder shall not release the Borrower from any of its duties or obligations under any contracts and agreements included in the Collateral, and
(c) the Bank Parties shall have no obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Bank Parties be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                    ARTICLE 4. REPRESENTATIONS AND WARRANTIES

         In order to induce the Banks to enter into this Agreement and to extend the financial accommodations hereunder, the Borrower represents and warrants to the Bank Parties on the Initial Borrowing Date, unless otherwise specified, that:

General Representations

         Section 4.01. Organization and Powers. (a) Each of the Borrower and the Guarantor is a corporation, duly organized and validly existing and in good standing under the laws of the State of Delaware. Each of the Borrower and the Guarantor is duly qualified to do business as a foreign corporation or entity and is in good standing in each jurisdiction (other than the state of its incorporation or organization) in which the conduct of its business or the ownership or operation of its properties or assets makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. Each of the Borrower and the Guarantor has full power and authority to own its properties and assets and carry on its business as now conducted.

         Section 4.02. Power and Authorization. Each of the Borrower and the Guarantor has full power, right and legal authority to execute, deliver and perform its obligations under this Agreement, the Revolving Notes and such of the other Related Documents to which it is a party. Each of the Borrower and the Guarantor has taken all corporate and other actions necessary to authorize the execution and delivery of, and the performance of its obligations under such documents and to make borrowings by the Borrower under this Agreement, as the case may be. This Agreement, the Revolving Notes and such of the other Related Documents to which it is a party, constitute legal, valid and binding obligations of the Borrower enforceable against each a party thereto in accordance with their respective terms subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium or similar laws affecting the rights of creditors generally, and to general principles of equity. No consent of any Person, and no consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency, which has not been obtained, taken or made (other than the financing statements and filings required to be filed pursuant to this Agreement and the Related Documents, which have been delivered to the Agent for filing on the Closing Date, is required in connection with the execution, delivery or performance by the Borrower or the Guarantor of this Agreement, the Revolving Notes or the other Related Documents to which it is a party, or the making of borrowings by the Borrower under this Agreement.

         Section 4.03. Permits; Compliance with Laws. Schedule 4.03 hereto sets forth all permits, licenses and governmental franchises and other authorizations (collectively, the "Permits") issued or anticipated to be issued to the Borrower by the appropriate federal, state and local regulatory bodies, including, without limitation, the current status and requirements of each such anticipated Permit and the expected date of receipt of each such anticipated Permit, except for such Permits, the absence of which would not have a Material Adverse Effect. The Permits constitute all permits necessary to own and operate the Borrower's businesses as presently being conducted and as contemplated to be conducted immediately after the Closing Date hereof, except for such Permits the absence of which would not have a Material Adverse Effect. All such Permits are valid and subsisting and in full force and effect. There are no proceedings pending, or, to the Borrower's knowledge, threatened, that seek the revocation, cancellation, suspension or any adverse modification of any Permit. The Borrower is in compliance in all material respects with the terms of such Permits. The Borrower is not in violation of any statute, law, ordinance, governmental rule or regulation (including environmental laws) or any judgment, order or decree (federal, state, local or foreign) to which it is subject, except for violations which would not have a Material Adverse Effect.

         Section 4.04. No Legal Bar. The execution, delivery and performance by the Borrower of this Agreement, the Revolving Notes and such of the other Related Documents to which it is a party, and the making of borrowings hereunder by the Borrower, do not and will not (i) violate or contravene any provisions of any existing law, statute, rule, regulation or ordinance or the certificate of incorporation or by-laws of the Borrower, (ii) violate or contravene any provision of any order or decree of any court, governmental authority, bureau or agency to which the Borrower or any of its properties or assets are subject, or
(iii) violate or contravene any provision of any mortgage, indenture, security agreement, contract, undertaking or other agreement or instrument to which the Borrower is a party or which purports to be binding upon it or any of its properties or assets, or (iv) result in the creation or imposition of any Lien, charge or encumbrance on, or security interest in, any of the properties of the Borrower (other than as created pursuant to this Agreement and the Related Documents) pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement or instrument.

         Section 4.05. Litigation. Except as disclosed in Schedule 4.05 hereto, no litigation or administrative proceeding of or before any court or governmental body or agency is now pending, nor, to the knowledge of the Borrower, is any such litigation or proceeding now threatened, against the Borrower or any of its properties, involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $100,000, nor, to the knowledge of the Borrower, is there a valid basis for the initiation of any such litigation or proceeding.

         Section  4.06.  Solvency.   Immediately  after  giving  effect  to  the
financing transactions contemplated hereby, the Borrower is solvent. For purposes of this Section 4.06, the term "solvent" shall mean that, at the time of said determination, (i) the fair value of the Borrower's assets exceeds the aggregate sum of its liabilities (including, without limitation, contingent liabilities), (ii) the Borrower is able to pay its debts as they mature, (iii) the property owned by the Borrower has a value in excess of the total aggregate sum required to pay its debts, and (iv) the Borrower has capital sufficient to carry on its business.

         Section 4.07. Assets and Properties. The Borrower has good title to all of its assets (tangible and intangible) owned by it, and all such assets are owned free and clear of all Liens other than (i) Customary Permitted Liens,
(ii) Liens in favor of the Bank Parties, (iii) Liens disclosed in Schedule 7.02 hereto, and (iv) as expressly permitted pursuant to the terms of this Agreement. Substantially all of the assets and properties owned by, leased to or used by the Borrower are in adequate operating condition and repair, ordinary wear and tear excepted, and are free and clear of any known defects, except such defects as do not interfere, in any material respect, with the continued use thereof in the conduct of normal operations, and are able to serve the function for which they are currently being used. The assets owned by, leased to or used by the Borrower constitute all of the material assets used in the conduct of the Borrower's businesses as presently conducted and as contemplated hereby to be conducted immediately after the Closing Date, and neither this Agreement nor any Related Document, nor any transaction contemplated under any such agreement, will adversely affect, in any material respect, any right, title or interest of the Borrower in and to any of such assets.

         Section 4.08. The Collateral. The chief places of business and chief executive offices of the Borrower, and the offices where the Borrower keeps its records concerning its Accounts Receivable, and each location where the Borrower keeps any of the Collateral are located at the addresses specified in Schedule
4.08 hereto. The Borrower owns the Collateral in which it has granted a security interest in favor of the Bank Parties pursuant to this Agreement and the Related Documents, free and clear of any Lien, security interest charge or encumbrance, except as otherwise expressly permitted hereunder. All financing statements and filings required to be filed have been delivered to the Agent for filing, and all other steps required to be taken, pursuant to this Agreement and the Related Documents have been taken, so that upon filing in the proper offices within the United States as noted on the face thereon the Bank Parties shall have a valid, perfected, first priority continuing and enforceable security interest in and Lien on the Collateral and such security interest and Lien ranks prior to any other security interest in or Lien upon the Collateral.

         Section 4.09. Capitalization and Corporate Structure. The authorized capital stock of the Borrower is as stated on Schedule 4.09 hereto, and as of the Closing Date all issued and outstanding shares are validly issued, fully paid and nonassessable, and owned as set forth on Schedule 4.09 hereto. There are no outstanding subscriptions, warrants, options, convertible securities or other rights (contingent or other), or commitments therefor, to subscribe for, purchase or acquire any such capital stock or to pay any dividends on any such capital stock. The Borrower has no Subsidiaries, other than Inne Dispensables, nor is it a partner in any partnership, joint venture or other similar entity.

         Section 4.10. No Default. The Borrower is not in default in any respect in the payment or material performance (i) of any of its material obligations for the payment of money, or (ii) under any material franchise, license or leasehold interest and no Default has occurred and is continuing.

         Section 4.11. No Secondary Liabilities. There are no outstanding contracts of guaranty or suretyship made by the Borrower, nor is the Borrower subject to any other material contingent liability or obligation required to be shown on the financial statements of the Borrower, except (a) as shown on such financial statements referred to in Section 4.13 hereof, and (b) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business. To the knowledge of the Borrower, the Borrower is not a party to any materially burdensome contract or agreement, or subject to any charter or other corporate restriction, which will remain in effect after the Initial Borrowing Date adversely affecting in any material manner its management, business, assets, properties, operations, prospects or condition (financial or other).

         Section 4.12. Taxes. The Borrower has timely filed, or caused to be filed, all federal, state, local and foreign tax returns that are required to be filed by it and has paid, or caused to be paid, all taxes, assessments, interest and penalties thereon, on or before the due dates thereof. Except to the extent that reserves, determined in accordance with GAAP, therefor are reflected in the most recent consolidated financial statements of the Borrower: (a) there are no federal, state or local tax liabilities of the Borrower due or to become due for any tax year ended on or prior to the date of the balance sheet included in the most recent consolidated financial statements of the Borrower, whether incurred in respect of or measured by the income of such entity, which are not properly reflected in such balance sheet, and (b) there are no material claims pending or, to the knowledge of the Borrower, proposed or threatened against the Borrower for past federal, state or local taxes, except those, if any, as to which proper reserves, determined in accordance with GAAP, are reflected in such most recent financial statements. All such tax reports or returns fairly reflect the taxes of the Borrower for the periods covered thereby. There are no material tax deficiencies or delinquencies asserted against the Borrower, and there are no unpaid assessments, proposals for additional taxes, deficiencies or delinquencies in the payment of any of the taxes of the Borrower or any violations of any federal, state, local or foreign tax laws that, to the knowledge of the Borrower, could reasonably be asserted by any taxing authority. Except as set forth on Schedule 4.12 hereto, no Internal Revenue Service or other tax audit of the Borrower has occurred, is pending or, to the knowledge of the Borrower, threatened, and the results of any completed audits are properly reflected in the financial statements. The Borrower has not been granted any extension by any taxing authority of the limitation period during which any tax liability may be asserted. All monies required to be withheld by the Borrower from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such taxes to be paid by the Borrower to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies will be paid within 60 days of being due and payable, or such monies have been approved, reserved against and entered upon the books and financial statements of the Borrower.

         Section 4.13. Financial Statements and Condition. The unaudited consolidated financial statements of the Borrower as of December 31, 1995, and as of June 30, 1996 for the first six months, complete and accurate copies of each of which are attached hereto as Schedule 4.13, each (i) present fairly the financial position of the Borrower and its Subsidiaries on a consolidated and consolidating basis as of the dates of said statements, and the results of operations of the Borrower and its Subsidiaries for the periods covered by said statements of earnings are in accordance with GAAP, except as disclosed therein,
(ii) have been prepared in conformity in all material respects with GAAP, subject, in the case of the six month statements, only to normal year-end adjustments consistent with past practices, with respect to historical interim periods, (iii) disclose all liabilities, direct and contingent, required to be shown in accordance with such principles. In the opinion of the Borrower, the Projections reflect the reasonable estimates of the Borrower and its Subsidiaries on the date made and on the Closing Date of the results of operations and other information projected therein, and were prepared in good faith, and on estimates, information and assumptions which are reasonable in the business judgment of the Borrower in light of current conditions on the date made and on the date hereof; provided, however, that there can be no assurance that circumstances may not occur that will modify actual financial results. As of December 31, 1995, there were no material obligations or liabilities, direct or indirect, fixed or contingent, which are not reflected in such financial statements and that are required to be so reflected thereon under GAAP. No Material Adverse Change has occurred since December 31, 1995.

         Section 4.14. Compliance with ERISA. Each Plan that is intended to be "qualified" within the meaning of Section 401(a) of the IRC either (i) has been determined by the Internal Revenue Service to be so qualified and each trust created thereunder has been determined by the Internal Revenue Service to be tax-exempt under Section 501(a) of the IRC or (ii) has been or will be timely submitted to the Internal Revenue Service for such determinations, and the

Borrower has no knowledge of any fact that would indicate that the qualified status of any such Plan, or the tax-exempt status of any trust created thereunder, has been materially adversely affected. No "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the IRC) or "waived funding deficiency" (within the meaning of Section 303 of ERISA or Section 412 of the IRC) has been incurred by any Plan, and the Borrower has not contemplated or sought to obtain any variance from the minimum funding standard pursuant to Section 412(d) of the IRC. No Reportable Event or Prohibited Transaction has occurred with respect to any Plan. There are no "multiemployer plans" (within the meaning of Section 3(37) of ERISA) which are "pension plans" (within the meaning of Section 3(2) of ERISA) that are maintained, or otherwise contributed to, or have ever been maintained or otherwise contributed to, by the Borrower. The Borrower has not incurred any liability under Title IV of ERISA arising in connection with the termination of, or withdrawal from, any Plan covered or previously covered by Title IV of ERISA nor is there any outstanding liability or obligation to the PBGC (other than for premiums). Each Plan has been maintained since the date of its adoption in substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to such Plan, including without limitation funding requirements. No Plan is currently under investigation, audit or review by the Internal Revenue Service or any other federal or state agency and, to the knowledge of the Borrower no such investigation, audit or review is contemplated or under consideration. No Plan has any liability for federal, state, local or foreign taxes, and no material claims, suits, actions or proceedings (except those submitted in the ordinary course of administration) are currently pending against any Plan.

         Section 4.15. Retiree Health and Life Insurance Benefits. Except as described in Schedule 4.15, no retiree health or retiree life insurance benefits are provided under the terms of any Plan that is maintained, or otherwise contributed to, by the Borrower for the benefit of employees (including, without limi-

tation, any retired employees), except as may be required by law.

         Section 4.16. Intellectual Property. The Borrower possesses all of its Intellectual Property required, necessary or desirable to conduct its business as now operated or as contemplated hereunder to be operated (i) without conflict with or infringement upon any valid rights of others, and (ii) which are owned by the Borrower free and clear of any and all Liens or claims, other than in favor of the Bank Parties or as permitted under Section 7.02 hereof. A summary of each such right is listed in Schedule 4.16 hereto. Except as disclosed in
Schedule 4.16, the Borrower has not received any written notice, nor has any officer received any other form of notice, of infringement upon or conflict with the asserted rights of others. Except as set forth on Schedule 4.16 hereto, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Borrower bound by or a party to any option, license or agreement of any kind with respect to the patents, patent rights, copyrights, trade secrets, information, proprietary rights and processes of any other Person or entity. No stockholder, member, director, officer or employee of the Borrower has any interest in any such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes.

         Section 4.17.  Environmental  Matters.  Except as disclosed in Schedule
4.17 hereto, the Borrower and each parcel of real property owned or leased by it are in material compliance with all Environmental Laws and Requirements of Environmental Law; there are no conditions existing currently or, to the knowledge of the Borrower, likely to exist that would subject the Borrower to damages, penalties, injunctive relief or cleanup costs in an aggregate amount exceeding $50,000 under any Environmental Matters or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Borrower; the Borrower is not a party to any Environmental Claim or litigation or administrative proceedings involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000, nor so far as is known by the Borrower, is any such litigation or administrative proceeding threatened against the Borrower, which asserts or alleges that the Borrower has violated or is violating Environmental Laws or Environmental Permits in any material respect or that the Borrower is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, storage, discharge, leaking or other release of any hazardous substances or materials; neither the Borrower nor any parcel of real property owned or leased by it is subject to any Environmental Claim or judgment, decree, order or citation related to or arising out of Environmental Matters involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000 and the Borrower has not been named or listed as a potentially responsible party by any governmental authority in a matter arising under any Environmental Matters involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000; the Borrower has obtained all Environmental Permits from governmental authorities required under Environmental Laws relative to each parcel of real property owned or leased by it; the Borrower is in compliance in any material respect with all terms and conditions of Environmental Permits, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any federal, state or local law or any regulations, code, plan, order, decree or judgment relating to public health and safety, worker health and safety and pollution or protection of the environment or any notice or demand letter issued, entered, promulgated or approved thereunder, except where the failure to so comply would not have a Material Adverse Effect; the Borrower has not received notice (whether written or oral) specifying that certain facts, events or conditions interfere with or prevent continued compliance with or give rise to any liability involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000 under any law, common law or regulation, related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and there are not now, nor to the knowledge of the Borrower have there ever been, materials stored, spilled, deposited, treated, recycled or disposed of on, under or at any parcel of real property owned or leased by the Borrower, or stored, spilled, deposited, treated, recycled or disposed of at the direction of the Borrower present in soils or ground water, that would require cleanup, removal or some other remedial action under Environmental Laws.

         Section 4.18. Correct Information. The information, exhibits and reports furnished in writing by, or on behalf of, the Borrower to the Bank Parties in connection with the negotiation and preparation of this Agreement and the other Related Documents are true and correct, in all material respects, and do not contain any omissions or misstatements of fact that would make the statements contained therein misleading or incomplete in any material respect, which omissions or misstatements reflect facts or circumstances which could have, individually or in the aggregate, a Material Adverse Effect. There is no fact now known to the Borrower that has not been disclosed to the Bank Parties that materially adversely affects the management, business, assets, properties, operations or condition (financial or other) of the Borrower.

         Section 4.19. Investment Company Act. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or subject to any other statute that regulates the incurring of indebtedness for borrowed money.

         Section 4.20. Margin Regulations. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" or "margin securities" (within the meaning of Regulation U), none of the Obligations or liabilities of the Borrower are secured, directly or indirectly, by "margin stock" or "margin securities", and no part of the proceeds of any extension of credit hereunder will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock" or "margin securities", or in a manner which would breach of contravene any of Regulations G, T, U, or X.

         Section 4.21. Subsequent Funding Representations and Warranties. In order to induce the Banks to make any Revolving Loans after the Initial Borrowing Date, the Borrower hereby represents and warrants that, on and as of the date of the making of each Revolving Loan (a) the representations and warranties set forth in this Article 4 are true and correct as if made on and as of such date, except for changes which occur and which are not prohibited by the terms of this Agreement, (b) except as disclosed in Schedule 4.05 hereto and any updates delivered to the Bank Parties on and as of the date of the making of each such Revolving Loan, no litigation or administrative proceeding of or before any court or governmental body or agency is now pending, nor, to the knowledge of the Borrower, is any such litigation or proceeding now threatened, against the Borrower or any of its properties, involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000, nor, to the knowledge of the Borrower, is there a valid basis for the initiation of any such litigation or proceeding, and (c) except as disclosed in Schedule 4.26 hereto and any updates delivered to the Bank Parties on and as of the date of the making of each such Revolving Loan, no OSHA Claim, OSHA Action or OSHA Matter is now pending, nor, to the knowledge of the Borrower, is any such OSHA Claim, OSHA Action or OSHA Matter now threatened, against the Borrower or any of its properties, involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000, nor, to the knowledge of the Borrower, is there a valid basis for the initiation of any such OSHA Claim, OSHA Action or OSHA Matter.

         Section 4.22. Labor Relations. The Borrower is not a party to any collective bargaining agreement. There are no lockouts, strikes, labor disputes or other material controversies pending between the Borrower and any of its employees, which in the aggregate, might have a Material Adverse Effect.

         Section 4.23. Leases. The Leases listed on Schedule 4.23, complete and correct copies of which have been delivered to the Agent, are the only leases of real property under which the Borrower is a lessee. The Borrower enjoys peaceful and undisturbed possession under the Leases, such Leases are valid and subsisting and are not in default in any material respect, nor has the Borrower received any written notice of its default under the Leases.

         Section 4.24. Insurance. Schedule 4.24 hereto sets forth a summary of all insurance policies maintained by the Borrower as of the Closing Date. The insurance maintained by the Borrower is in amounts and of a nature as is customarily maintained by Persons conducting operations similar to that of the

Borrower and is with insurance carriers who are rated by A. M. Best Company's Rating Service as "A" or better or are otherwise satisfactory to the Agent.

         Section 4.25. Customers and Suppliers. Set forth on Schedule 4.25 hereto is a list of the 10 largest customers and suppliers of the Borrower as of the Closing Date for the six months ended June 30, 1996. Except as disclosed therein, no customer or supplier listed on Schedule 4.25 has, as of the Closing Date, canceled or otherwise terminated or decreased materially, or threatened to cancel or otherwise terminate or limit materially, its relationship with the Borrower. To the knowledge of the Borrower, the relationships with the customers and suppliers listed on Schedule 4.25 have, as of the Closing Date, been entered into and are conducted in the ordinary course of business and will not be adversely affected by the transactions contemplated hereby.

         Section 4.26. OSHA Matters. Except as disclosed in Schedule 4.26 hereto, the Borrower is in material compliance with all OSHA Laws and Requirements of OSHA Law; there are no conditions existing currently or likely to exist that would subject the Borrower to damages, penalties, injunctive relief or costs in excess of $50,000 or claims in an aggregate amount exceeding $100,000 under any OSHA Matters or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to OSHA Laws by the Borrower; the Borrower is not a party to any OSHA Claim or litigation or administrative proceedings involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $100,000, nor so far as is known by the Borrower, is any such litigation or administrative proceeding threatened against the Borrower, which asserts or alleges that the Borrower has violated or is violating OSHA Laws or OSHA Permits in any material respect or that the Borrower is required to clean up, remove or take remedial or other responsive action; the Borrower is not subject to any OSHA Claim or judgment, decree, order or citation related to or arising out of OSHA Matters involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $100,000; the Borrower is in compliance in any material respect with all terms and conditions of OSHA Permits, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any federal, state or local law or any regulations, code, plan, order, decree or judgment relating to public health and safety, worker health and safety or any notice or demand letter issued, entered, promulgated or approved thereunder, except where the failure to so comply would not have a Material Adverse Effect.

         Section 4.27. Bank Accounts. Schedule 4.27 hereto lists, as of the Closing Date and immediately prior thereto, all of the bank, brokerage and other accounts where the Borrower maintains any of its assets on deposit, for safekeeping or as collateral, whether in the form of cash, Cash Equivalents, marketable securities or otherwise.

Representations Concerning the Collateral

        Section 4.28. Collateral: Instruments, Etc. (a) None of the Collateral is evidenced by a promissory note or other instrument, except such promissory notes or other instruments as have been delivered to the Agent hereunder or will be delivered to the Agent prior to the Initial Borrowing Date under the Credit Agreement.

         Section 4.29. Receivables. All Receivables (i) represent complete bona fide transactions which require no further act under any circumstances on the Borrower's part to make such Receivables payable by the account debtors, (ii) to the best of the Borrower's knowledge, are not subject to any present, future or contingent offsets or counterclaims, and (iii) do not represent consignment sales, guaranteed sales, sale or return or other similar understanding or obligations of any Affiliate or Subsidiary of the Borrower.

         Section 4.30. Name. The correct name of the Borrower is as stated at the head of this Agreement and, except as set forth on Schedule 4.08 attached hereto and made a part hereof, the Borrower has no other corporate name or fictitious name and has not, during the immediately preceding five (5) years, been known under or used any other corporate or fictitious name.


                 ARTICLE 5. CONDITIONS PRECEDENT AND SUBSEQUENT

         Section 5.01. Conditions Precedent to Initial Funding. The obligations of the Banks to make any Revolving Loan to the Borrower on the Initial Borrowing Date are subject to the fulfillment of the following conditions precedent. The Agent shall have received on or before the Initial Borrowing Date each of the following documents and instruments, each dated such date, in form and substance satisfactory to the Agent:

         (a) a certificate of the Secretary of the Borrower dated the Closing Date, certifying that (i) attached thereto are true and complete copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Agreement and the Related Documents to which it is a party, and (ii) said resolutions are all the resolutions adopted by the board of directors of the Borrower in connection with the transactions contemplated thereby and are in full force and effect without modification as of such date;

         (b) (i) a copy of the Certificate of Incorporation of the Borrower certified as of a recent date by the Secretary of State of Delaware; (ii) a certificate of said Secretary of State as to the due organization, corporate existence and good standing of the Borrower as of a recent date; (iii) certificates of good standing of the Secretary of State of each jurisdiction in which the Borrower is qualified to do business; and (iv) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Closing Date, certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation and By-laws as in effect on the date of such certification, (B) that its Certificate of Incorporation has not been amended since the date of the last amendment thereto indicated in the certificate of the Secretary of State furnished pursuant to clause (i) above, and (C) as to the incumbency and signatures of each of its officers executing this Agreement and the Related Documents to which it is a party;

         (c) this Agreement, the Revolving Notes, the Assignment of Leases, the Leases, the Memorandum of Lease, the Estoppel Letters, the Subordination Agreement, the Guaranty, the Inventory Confirmations, the Processor Agreements, the Assignment and Sale Agreement and any other Related Documents duly executed by all the parties thereto (other than the Bank Parties);

         (d) evidence that all actions necessary or, in the opinion of the Agent and its counsel, desirable, to create and perfect the security interests and other Liens granted under this Agreement and the Related Documents, have been duly taken and that there are no security interests senior to the security interests granted in favor of the Bank Parties;

         (e) receipt of all appropriate Uniform Commercial Code, tax lien and judgment searches, dated as of a date that is within a recent date of the Closing Date;

         (f) an opinion of Graubard Mollen & Miller, counsel to the Borrower, or other counsel satisfactory to the Agent, substantially in the forms of Exhibit 5.01(f) hereto;

         (g) such consents, approvals or acknowledgments with respect to such of the transactions hereunder as may be necessary or as the Agent or its counsel may deem appropriate;

         (h)  Intentionally Omitted.

         (i) the Borrower shall have delivered to the Agent the financial statements and Projections set forth in Section 4.13 hereof;

         (j) the Borrower shall have delivered to the Agent a condensed pro forma consolidated balance sheet as of the Closing Date reflecting the Revolving Loans;

         (k) a Formula  Availability  Certificate,  in substantially the form of
Exhibit 5.01(k) hereto, showing that, after giving effect to the consummation of all transactions contemplated by this Agreement and the payment of all Transaction Costs, and after subtracting trade payables 60 days or more past due, all checks issued but not yet paid, and any uncovered book overdrafts, the Available Revolving Commitment is not less than $850,000;

         (l) a certificate showing that, at the time of the Closing Date and after giving effect to the consummation of all other transactions contemplated by this Agreement, (i) the representations and warranties contained in this Agreement and in the other Related Documents shall be true and correct on and as of such date, before and after giving effect to the initial funding hereunder and to the application of the proceeds therefrom, as though made on or as of such date; and (ii) before and after giving effect to the initial funding hereunder, no Event of Default or Default shall have occurred or would result in such Default or Event of Default; and the Agent shall have received a certificate of the Borrower signed on its behalf by its president or chief financial officer that (A) each of the Financial Covenants contained in Article 9 is complied with by the Borrower, and calculating such covenants (as of the financial statements of the Borrower dated as of June 30, 1996) (B) no Material Adverse Change has occurred since December 31, 1995, (C) no material litigation or administrative proceeding of or before any court or governmental body or agency is pending or threatened against the Borrower or any of its properties other than as disclosed in Schedule 4.05 hereto, (D) the Borrower is in compliance with all pertinent federal, state and local laws, rules and regulations, including, without limitation, those with respect to ERISA, OSHA and all Environmental Laws, except where the violation of which would not have a Material Adverse Effect, and (E) showing a breakdown of all of the uses of proceeds of the Revolving Loans and Transaction Costs, which allocation is satisfactory to the Agent;

         (m) evidence that the Borrower has taken all actions necessary to open the bank accounts with the Agent referred to in Section 6.12 hereof;

         (n) evidence that, as of the Closing Date, the Borrower has paid all past and current premiums due and payable on its existing insurance policies, together with all loss payee/additional insured endorsements, duly executed, required under Section 6.02 hereof to be delivered on or before the Closing Date;

         (o) evidence that the Agent and its counsel or accountants shall have completed their business and legal due diligence investigation (including, without limitation, their OSHA due diligence, as requested by the Agent and review of all material contract, including, but not limited to, vendor supply agreements) of the Borrower to the Agent's satisfaction; and the Agent shall not have discovered any fact, which in its reasonable determination would make the consummation of the transactions contemplated by this Agreement or the other Related Documents not in its best interest;

         (p) a description of the organizational structure and capitalization of the Borrower, which structure and capitalization shall be satisfactory to the Agent in all respects, which shall be set forth on Schedule 4.09;

         (q) evidence that all of the Borrower's existing Indebtedness has been satisfied in full, except for any Indebtedness set forth on Schedule 7.01 hereto;

         (r) payment in full of all amounts then due and payable under the terms of this Agreement, and (ii) all of the Agent's out-of-pocket expenses (including, without limitation, the reasonable fees and disbursements of the Agent's counsel); and

         (s) such other and further documents as the Agent and its counsel may have reasonably requested and all legal matters incident to this Agreement, the transactions contemplated hereby and the Revolving Loans shall be reasonably satisfactory to the Agent and its counsel.

         Section 5.02. Conditions Precedent to Initial and Subsequent Fundings. The obligation of the Banks to make or continue any Revolving Loan (including any Revolving Loans to be made on the Initial Borrowing Date) shall be subject to the fulfillment of the following conditions precedent on or before the relevant Borrowing Date:

         (a) the Agent shall have received notice by the Borrower (by telephone or telecopy) and if requested by the Agent, a Notice of Borrowing required by
Section 2.02(b);

         (b) (i) in the case of the funding of a new Revolving Loan, the representations and warranties set forth in Section 4.21 hereof and in the other Related Documents shall be true and correct on and as of such Borrowing Date as though made on and as of such date, (ii) in the case of the funding of a new Revolving Loan, the Borrower shall then be in compliance with all the terms and provisions of this Agreement and the Revolving Notes and the other Related Documents to which it is a party, (iii) no Event of Default or Default shall have occurred and be continuing, and (iv) the Agent, as of the Initial Borrowing

Date and thereafter at the discretion of the Agent, shall have received a certificate of the Borrower signed on its behalf by its president or its chief financial officer to such effect;

         (c) the Agent shall have received, as of the Initial Borrowing Date only (if it is different from the Closing Date), the legal opinion of counsel to the Borrower, in form and substance satisfactory to the Agent, as to the continuing accuracy of prior opinions, and as to any other matters on which the Agent may reasonably request a legal opinion;

         (d) in the case of the funding of a Revolving Loan, the Agent shall have received from the Borrower a consolidated and consolidating Formula Availability Certificate, substantially in the form of Exhibit 5.01(k) hereto, having as its determination date the last day of the month immediately preceding the month in which date of funding occurs;

         (e) in the case of the funding of a new Revolving Loan, the Agent shall have received all fees payable pursuant to this Agreement; and

         (f) the Agent shall have received such other and further documents, certificates, reports and other information with respect to the Borrower as the Agent may reasonably request.


                        ARTICLE 6. AFFIRMATIVE COVENANTS

         The Borrower hereby covenants and agrees that, from and after the date of execution of this Agreement and so long as any amount may be borrowed hereunder or is otherwise due to the Banks under this Agreement or any Related Document is not indefeasibly repaid in full, the Borrower shall comply with each of the following covenants:

         Section 6.01. Maintenance of Corporate Existence and Properties. The Borrower shall, and will cause its Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its legal existences and all of its other rights, franchises and Intellectual Property, and comply with all laws applicable to it; continue to conduct its businesses substantially as now and proposed to be conducted; and at all times, maintain, preserve and protect all franchises and Intellectual Property, and preserve all the remainder of its properties in use or useful in the conduct of its business and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all necessary and proper repairs, renewals and replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times.

         Section 6.02. Insurance. (a) The Borrower will, and will cause its Subsidiaries to, maintain or cause to be maintained, at its own expense, with financially sound and reputable insurers, who are rated by A. M. Best Company's Rating Service as "A" or higher or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts including appropriate deductible levels as are customarily carried under similar circumstances by such other corporations. Each policy for (i) liability insurance shall provide for all losses to be paid on behalf of the Agent and the Borrower as their respective interests may appear and with all reimbursements being paid directly to the Person who shall have incurred liability covered by such insurance, and
(ii) property damage/casualty insurance which shall (A) not later than the Initial Borrowing Date, name the Agent as the first loss payee and additional insured party thereunder (without any representation or warranty by or obligation upon the Agent), (B) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto, and (C) provide that at least thirty (30) days' prior written notice of material amendment, material modification, cancellation, termination or of lapse shall be given to the Agent and each Bank by the insurer. For all property damage/casualty insurance, the Borrower will, and will cause its Subsidiaries to, use its best efforts to have the insurer(s) agree that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by the Borrower or any Subsidiary. Not later than five (5) Business Days prior to the renewal, replacement or material modification of any policy or program, the Borrower shall deliver or cause to be delivered to the Agent, in such reasonable detail as the Agent may request, a schedule setting forth for each such policy or program: (i) the amount of such policy, (ii) the risks and amounts (with deductibles) insured against by such policy, (iii) the name of the insurer and each insured party under such policy, and (iv) the policy number of such policy. The Borrower will, and will cause its Subsidiaries to, if so requested by the Agent, deliver to the Agent the original policy, and duplicate policies to each Bank, of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, the Borrower will, and will cause its Subsidiaries to, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 6.02 and cause the respective insurers to acknowledge notice of such assignment.

         (b) The Borrower will, and will cause each Subsidiary to, use all and any insurance proceeds from property damage/casualty insurance or condemnation awards it receives to restore or replace such property as soon as practicable; provided, however, that in the event that (i) a Default or Event of Default has occurred and is continuing, or (ii) no Default or Event of Default has occurred and is continuing and the individual or aggregate amount of any and all such insurance proceeds or condemnation awards exceeds $250,000, then the Borrower will, and will cause such Subsidiary to, not restore or replace such property without the prior written consent of the Agent given in its reasonable discretion, and absent such consent, such insurance proceeds or condemnation awards shall forthwith be paid to the Agent and applied to the permanent reduction of the Obligations of the Borrower then outstanding, without penalty or premium, in such order as the Agent shall determine.

         (c) Promptly upon an officer of the Borrower obtaining knowledge of the occurrence of any damage to, or loss or taking of, any of the property of the Borrower or its Subsidiaries in excess of $100,000, the Borrower will, and will cause such Subsidiary to, provide to the Agent written notice (or telephone notice promptly confirmed in writing) thereof and a description of the property damaged, lost or taken.

         Section 6.03. Punctual Payment. The Borrower shall duly and punctually pay the principal of and interest on the Revolving Notes and any other amount due under this Agreement or any of the Related Documents to which it is a party, including, without limitation, the amounts payable under Section 2.10.

         Section 6.04. Payment of Liabilities. The Borrower will, and will cause its Subsidiaries to, pay and discharge in the ordinary course of business, where applicable, all of their respective obligations and liabilities (including, without limitation, tax liabilities and other governmental charges), except where the same may be contested in good faith by appropriate proceedings, and maintain in accordance with GAAP appropriate reserves for any of the same.

         Section 6.05. Compliance with Laws. The Borrower will, and will cause its Subsidiaries to, observe and comply with all applicable material laws, statutes, rules, regulations or other requirements having the force of law, including, without limitation, all Environmental Laws and OSHA.

         Section 6.06. Payment of Taxes, Etc. The Borrower will, and will cause its Subsidiaries to, pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it, or upon their respective income or profits, or upon any of their respective property (including the Collateral), before the same shall become in default or within 60 days thereafter, as well


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

as all lawful claims for labor, materials, and supplies which, if unpaid, might become a Lien or charge upon such property or any part thereof within 60 days of such claims being due and payable; provided, however, that no such tax, assessment, charge, levy or claim need be paid and discharged so long as the validity thereof shall be contested in good faith by appropriate proceedings and there shall have been set aside on the books of such Person adequate reserves in accordance with GAAP applied with respect thereto, but such tax, assessment, charge, levy or claim shall be paid before the property subject thereto shall be sold to satisfy any Lien which had attached as security therefor.

         Section 6.07. Financial Statements and Other Information. The Borrower shall furnish to each Bank Party:

         (a) within 90 days after the end of each Fiscal Year, audited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such Fiscal Year and the related audited consolidated and consolidating statements of income and changes in financial position of the Borrower and its Subsidiaries for such Fiscal Year, prepared in accordance with GAAP, including consolidated and consolidating financial reports with all related schedules and notes attached thereto, setting forth, in each case, in comparative form, corresponding figures from the preceding Fiscal Year, all in reasonable detail, and prepared by, and with an unqualified certification of, independent public accountants satisfactory to the Agent, accompanied by a certificate signed by the chief financial officer of the Borrower (A) setting forth, in each case, in comparative form, corresponding figures for such Fiscal Year from the annual budget and plan referred to in clause (f) below, all in reasonable detail, (B) calculating and stating each of the financial covenants contained in Article 9 hereof and (C) commenting upon the financial statements to an extent reasonably satisfactory to the Agent, as requested by the Agent;

         (b) within 45 days after the end of each Fiscal Quarter (other than the Fiscal Quarter ending on the last day of the Fiscal Year), quarterly unaudited consolidated and consolidating balance sheets of the Borrower and its
Subsidiaries as at the end of such Fiscal Quarter and the related unaudited consolidated and consolidating statements of income and changes in financial position of the Borrower and its Subsidiaries for such Fiscal Quarter, prepared in accordance with GAAP (but without footnotes) subject to normal year-end adjustments, including comparative statements from the prior Fiscal Year, and accompanied by a certificate signed by the chief financial officer of the Borrower (i) setting forth in each case, in comparative form, figures for the corresponding Fiscal Quarter in the annual budget and plan referred to in clause
(f) below and figures for the corresponding Fiscal Quarter in the preceding Fiscal Year, all in reasonable detail, (ii) calculating and stating each of the


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

financial covenants contained in Article 9 hereof, and (iii) commenting upon the financial statements to an extent reasonably satisfactory to the Agent, as requested by the Agent, and such other information as the Agent may from time to time reasonably request;

         (c)  within 30 days  after  the end of each  month,  monthly  unaudited
consolidated  and   consolidating   balance  sheets  of  the  Borrower  and  its
Subsidiaries as at the end of such calendar month and the related unaudited consolidated and consolidating statements of income and changes in financial position of the Borrower and its Subsidiaries for such calendar month, prepared in accordance with GAAP (but without footnotes) subject to normal year-end adjustments, setting forth in each case, in comparative form, figures relating to figures for the corresponding months in the annual budget and plan referred to in clause (f) below and the corresponding months in the preceding Fiscal Year;

         (d) immediately  upon   any revision to any of the financial statements
referred to in clauses (a), (b) or (c) above, such financial statements, as revised;

         (e)(i) within 30 days prior to the end of each Fiscal Year, an annual updated long-range business and strategic budget and plan, including cash flow and other financial projections (setting forth in detail the assumptions therefor) on a quarterly basis for the Borrower and its Subsidiaries for the immediately following Fiscal Year, and (ii) concurrently with the delivery of the financial statements referred to in paragraphs (a) and (b) above and with each monthly report referred to in paragraph (c) above, a written report summarizing all material variances from such annual updated long-range business and strategic plans submitted by the Borrower pursuant to clause (i) above and a discussion and analysis by management of the Borrower with respect to such variances;

         (f) as soon as available, a true copy of any "management letter" or other communication to the Borrower (or any of its Subsidiaries), its officers or its Board of Directors by its accountants regarding matters which arose or were ascertained during the course of the audit and which said accountants determined ought to be brought to management's attention;

         (g) upon the occurrence and continuation of an Event of Default, appraisals of any of the assets of the Borrower as the Agent may from time to time request;

         (h) immediately upon any executive officer of the Borrower or any of its Subsidiaries obtaining knowledge (a) of any condition or event which constitutes a Default or Event of Default, (b) of any condition or event which, in the opinion of management of the Borrower, would have a Material Adverse


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


Effect, (c) that any Person has given any notice to the Borrower or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in clause (a) of Section 10.01 hereof, or (d) of the institution of any litigation involving claims against the Borrower and/or any of its Subsidiaries equal to or greater than $50,000 with respect to any single cause of action or $50,000 with respect to the aggregate of all causes of action or any adverse determination in any litigation involving a potential liability to the Borrower and/or any of its Subsidiaries equal to or greater than $50,000 with respect to any single cause of action or $50,000 with respect to the aggregate of all causes of action, an officers' certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Default, Event of Default, event or condition, and what action, if any, the Borrower and/or such Subsidiary has taken, is taking or proposes to take with respect thereto;

         (i) immediately upon any officer of the Borrower becoming aware of the occurrence of (i) any "reportable event", as such term is defined in Section 4043 of ERISA, in connection with any Plan or trust created thereunder, (ii) an event requiring the Borrower, its Subsidiaries or any ERISA Affiliate to provide security to a Plan under Section 401(a)(29) of the IRC, (iii) any "prohibited transaction" incurred by the Borrower, any of its Subsidiaries or any "Disqualified Person" (as defined in Section 4975 of the IRC) (other than an exempt "prohibited transaction"), as such term is defined in section 4975 of the IRC or in section 406 of ERISA in connection with any Plan or any trust created thereunder, (iv) the institution of proceedings or the taking or expected taking of action by the PBGC or the Borrower or any of its Subsidiaries to terminate or withdraw or partially withdraw from a Multi-employer Plan within the meaning of
Section 4203 or 4205 of ERISA or under Section 4062, 4063 or 4064 of ERISA (in connection with any Plan or any trust created thereunder), (v) any "accumulated funding deficiency" within the meaning of Section 412 of the IRC or Section 302 of ERISA, (vi) any employee benefit Plan and trust which is intended to be qualified within the meaning of Section 401(a) and tax exempt within the meaning of 501(a) of the IRC, no longer being qualified or tax exempt, (vii) any failure to comply with Section 4980 of the IRC, (viii) any action which would materially increase the cost of any employee benefit Plan or (ix) any other action taken by the Internal Revenue Service, the PBGC or the Department of Labor in connection with any employee benefit Plan and trust of the Borrower or its Subsidiaries, a written notice specifying the nature thereof, what action, if any, the Borrower or any such Subsidiary has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto; and

         (j) as soon as practicable, such other information concerning the financial affairs and condition (financial or otherwise) of the Borrower and its Subsidiaries as any of the Bank Parties may from time to time reasonably request.

         Section 6.08. Accounts and Reports. The Borrower will, and will cause its Subsidiaries to, keep accurate records and books of account in which complete, accurate and correct entries will be made of all dealings or transactions in relation to their respective businesses and affairs, as applicable, and the Collateral, in all material respects.

         Section 6.09. Inspection; Audit. (A) The Borrower shall permit any authorized representative or agent designated by the Bank Parties to visit, inspect, audit and make extracts and/or copies of the properties and condition of the Borrower, including its books of account and accounts receivable, and the other Collateral, including, but not limited to, management letters prepared by independent accountants; and to discuss its affairs, finances and accounts with its officers and independent accountants at such times and as often as may be requested by the Bank Parties, and to make and obtain such confirmations and examinations of the books and records of the Borrower as the Bank Parties deem appropriate (including without limitation by means of verifications from the Borrower's account debtors). The Borrower will deliver to the Agent any instrument necessary for the Bank Parties to obtain records from any service bureau maintaining records for the Borrower.

                  (B) The Borrower shall provide to the Bank, at the request of the Agent made in its commercially reasonable discretion from time to time, environmental audit reports in form and substance satisfactory to the Agent, provided, that absent an Event of Default existing, no more than one such environmental audit report per calendar year shall be at the expense of the Borrower.

         Section 6.10. Auditors. The Borrower shall at all times retain a firm of independent public accountants satisfactory to the Agent, Grant Thornton LLP being satisfactory, to act as the auditors of such Borrower, including, without limitation, to perform the auditing functions required under the terms of this
Article 6.

         Section 6.11. ERISA. The Borrower will, and will cause its Subsidiaries to, (a) maintain each Plan so as to satisfy the qualification requirements of
Section 401(a) of the IRC in all material respects, (b) contribute in a timely manner to each Plan amounts sufficient to satisfy in all material respects, the minimum funding requirements of Section 302 of ERISA and Section 412 of the IRC without any application for a waiver from any such funding requirements, (c) cause each Plan to comply in all material respects with applicable law, (d) pay

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


in a timely manner all required  premiums to the PBGC,  (e) furnish to the Agent
(i) as soon as possible and in any event within 30 days after the Borrower or such Subsidiary knows thereof, notice of the occurrence or expected occurrence of any ERISA Termination Event, waiver of the minimum funding requirement for any Plan or any material Prohibited Transaction with respect to any Plan and, in addition to each such notice, whichever of the following may be applicable: (A) a certificate of the Borrower or such Subsidiary signed on its behalf by the chief executive officer or chief financial officer of the Borrower or such Subsidiary, as the case may be, setting forth details as to such ERISA
Termination Event, waiver or Prohibited Transaction and the action that the Borrower and/or such Subsidiary is taking or proposes to take with respect thereto, together with a copy of any notice of such ERISA Termination Event, waiver of Prohibited Transaction that may be required to be filed with the PBGC or the Internal Revenue Service or any other governmental agency, and (B) any notice delivered by the PBGC evidencing its intent to institute termination proceedings or any notice to the PBGC that such Plan is to be terminated, as the case may be; (ii) promptly upon the Agent's request, a copy of each summary annual report with respect to each Plan; and (iii) promptly upon the Agent's request, copies of (A) all correspondence with the PBGC, the Secretary of Labor or any representative of the Internal Revenue Service with respect to any Plan relating to an actual or threatened change or development that could have a Material Adverse Effect, and (B) copies of all actuarial valuations received by the Borrower with respect to any Plan.

         Section 6.12. Bank Accounts; Lockbox. (A) The Borrower will, and will cause its Subsidiaries to, maintain at all times all corporate operating demand deposit, collection and checking account with the Agent as of the Closing Date, except for payroll accounts for the Borrower; provided, however, that all amounts in such payroll accounts are only amounts required by the Borrower to meet its payroll in the ordinary course of its business, which is consistent with its past practice. (B) The Borrower, the Agent and the Banks shall enter into a Lockbox Agreement (the "Lockbox Agreement") in form and substance satisfactory to the Agent; the Lockbox Agreement will remain continuously in effect and will provide that all remittances from account debtors of the Borrower shall be credited to the Borrower's account one (1) Business Day after the Business Day that the Agent receives such remittances by wire transfer, electronic depository check or otherwise in immediately available funds. The Borrower will establish and maintain such lockbox arrangements with the Agent that are at all times satisfactory in form and substance to the Agent.

        Section 6.13. UCC Filings. Within 30 days of the Initial Borrowing Date, the Borrower shall deliver to the Agent UCC search reports evidencing UCC filings made in each jurisdiction in which UCC-1s were filed on behalf of the Bank Parties.

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


         Section 6.14. Inventory Confirmations, Processor Agreements and Mortgagee Consents. Within 15 Business Days of the request of the Agent, the Borrower shall deliver to the Agent fully executed Inventory Confirmations, Processor Agreements and/or Mortgagee Consents, with respect to such Inventory locations, third parties and Leased Properties as the Agent shall in its sole discretion from time to time deem appropriate.

                          ARTICLE 7. NEGATIVE COVENANTS

         The Borrower hereby covenants and agrees that, from and after the date of execution of this Agreement and so long as any amount may be borrowed hereunder or is otherwise due to the Banks under this Agreement or any Related Document is not indefeasibly repaid in full, the Borrower shall comply with each of the following covenants:

         Section 7.01. Indebtedness. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness other than:

         (a) Indebtedness of the Borrower and its Subsidiaries to the Banks incurred pursuant to this Agreement or the other Related Documents;

         (b) Indebtedness of the Borrower which is secured by the Liens referred to in Section 7.02(c) hereof and incurred in the normal course of business in connection with installment purchases or Capitalized Leases of equipment or fixed assets, in an aggregate amount not exceeding $500,000 at any time outstanding;

         (c) taxes, assessments, and governmental charges with respect to the Borrower the extent that payment thereof shall not at the time be required to be made pursuant to the provisions of Section 6.06 hereof;

         (d) current trade accounts payable or accrued expenses, operating lease obligations, customer deposits and deferred liabilities other than for borrowed money, all incurred and continuing in the ordinary course of business, exclusive of trade accounts payable and operating lease obligations which remain unpaid for a period longer than six months after the same shall have become due and payable, unless they shall be contested in good faith and, where appropriate, by appropriate proceedings; and

         (e)  existing Indebtedness, not otherwise listed in clauses (a) through
(e) above, listed on Schedule 7.01 hereto.

         Section 7.02. Liens. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any of its property or assets, whether now owned or hereafter acquired (including the Collateral), except (a) Liens arising under this Agreement and the Related Documents in favor of the Bank Parties, (b) Customary Permitted Liens, (c) Liens incurred in connection with the purchase or acquisition of equipment or fixed assets, as security for the deferred purchase or acquisition price of such equipment or assets, each of which Liens shall extend only to the equipment or fixed assets so purchased or acquired and shall secure only up to 100% of the deferred purchase or acquisition price thereof; provided, however, that the aggregate amount of all Indebtedness secured by such Liens shall not exceed at any time the Indebtedness permitted under Section 7.01(b) hereof minus the aggregate amount of all then outstanding Capitalized Leases, (d) other existing Liens disclosed on Schedule
7.02 hereto, (e) extensions, renewals or replacements of any Lien referred to in clauses (a) and (c) above; provided, however, that (i) in the case of clause (c) above, the principal amount of the obligation secured thereby is not increased and (ii) any such extension, renewal or replacement is limited to the property originally encumbered thereby.

         Section 7.03. Investments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, except as otherwise expressly permitted by Section 6.11 hereof, purchase or otherwise acquire any Securities of any Person, or make any direct or indirect Revolving Loan, advance or other financial accommodation or any capital contribution to any Person, or make any investment in any Person, except investments in Cash Equivalents.

         Section 7.04. Contingent Obligations. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any contingent Indebtedness or other obligation or liability of any Person other than, (a) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business; and (b) warranties with respect to performance, and not relating to Indebtedness of any Person, which have been or are made in the ordinary course of business of such Person to its customers.

         Section 7.05. Fundamental Changes. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any merger or consolidation, or liquidate, wind-up or dissolve, or convey, lease, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business, property or assets, whether now or hereafter acquired.


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

         (b) The Borrower shall not, and shall not permit any of its Subsidiaries to, purchase or acquire all or substantially all of the business, properties, assets or Securities of any Person, or create or form any Subsidiary, without the prior written consent of the Agent.

         (c)  The  Borrower   shall  not,  and  shall  not  permit  any  of  its
Subsidiaries to, change the nature of its respective business as currently conducted as contemplated hereunder to be conducted or engage in any new business which is not an integral part of its business as currently conducted.

         (d) The Borrower shall not permit Inne Dispensables at any time to fail to be an inactive corporation, (i) having no assets, other than assets having a fair market value of less than $10,000, (ii) having no liabilities, except solely immaterial accrued franchise taxes incurred in maintaining its corporate existence, and (iii) operating no business; provided that the Agent and the Banks hereby consent to the merger of Inne Dispensables into the Borrower, with the Borrower being the surviving corporation, on prior notice to the Agent pursuant to documentation reasonably satisfactory to Agent.

         (e) The Borrower shall not, and shall not permit any of its Subsidiaries to, permit there to occur a Change in Control.

         Section 7.06. Dispositions of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, assign, sell, lease or otherwise dispose of, whether by sale, merger, consolidation, liquidation, dissolution, abandonment or otherwise, any of its assets, except dispositions of (a) Inventory in the ordinary course of business, (b) obsolete, non- functioning or surplus equipment; provided, however, that the net proceeds of such dispositions are used solely to purchase replacement or substitute equipment of equal or greater value.

         Section 7.07. Sales and Leasebacks. The Borrower shall not, and shall not permit any of its Subsidiaries to, become liable directly or indirectly, with respect to any lease, whether a Capital Lease or any other lease, of any property (whether real or personal or mixed), whether now owned or hereafter acquired, which the Borrower has sold or transferred or is to sell or transfer to any other Person.

         Section 7.08. Issuances and Dispositions of Securities. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any change in its capital structure or issue any Securities.

         Section 7.09. Dividends and Redemptions. (a) The Borrower shall not, and shall not permit any of its Subsidiaries to:

                  (i) declare, pay or make any dividend or other distribution of assets, properties, cash, rights, obligations or Securities on account of any shares of its Securities, whether by redemption, purchase, retirement or other acquisition;

         provided that if (i) there does not then exist any Default or Event of Default, (ii) the dividend, if made, would not give rise to the occurrence of any Default or Event of Default, (iii) following the payment of the dividend there would exist no Overadvance and there would exist under the Formula Amount not less than $850,000 of availability (i.e. the Formula Amount less Revolving Loans outstanding less the face amount of Letters of Credit outstanding less trade payables more than 60 days past due less the amount of checks outstanding less uncovered book overdrafts), (iv)
                              INTENTIONALLY OMITTED
                        , (v) the amount of the dividend is not in excess of 50 per cent of Consolidated EBITDA for the Fiscal Year for which such audited financial statements were delivered and (vi) either
         (x) there shall have been no Overadvance outstanding in six of the last 12 months, or (y) if there shall have been an Overadvance in six of the last 12 months, if an Overadvance is thereafter made, the payee of such dividend shall repay the dividend to the Borrower; then the Borrower may pay such dividend to the Guarantor.

                  (ii) make any payment, prepayment or retirement of Indebtedness of the Borrower or any of its Subsidiaries other than (A) payments pursuant to this Agreement and the Revolving Notes, (B) mandatory scheduled payments made in accordance with the terms of such Indebtedness, (C) payments of trade debt made in the ordinary course of business, and (D) Permitted Payments as defined in the Subordination Agreement.

         (b)  The  Borrower   shall  not,  and  shall  not  permit  any  of  its
Subsidiaries to, directly or indirectly, purchase, redeem or retire or otherwise acquire any of its capital stock.

         Section 7.10. Amendment of Certain Agreements. The Borrower shall not, and shall not permit any of its Subsidiaries to make any amendment or modification to its charter or organizational documents or the Leases, without the prior written consent of the Agent.

         Section 7.11. Transactions with Affiliates and Certain Other Persons. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction

(including, without limitation, the purchase, sale, lease, or exchange of any property and guarantees and assumptions of obligations of an Affiliate) with any stockholder, officer, director, employee or Affiliate of the Borrower or such Subsidiary, other than the payment of salary and other customary compensation for a similarly situated business of its directors, officers and employees in the ordinary course of its business.

         Section 7.12. Management.  [Intentionally Omitted]


         Section 7.13. Certain other Transactions. The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into any transaction that materially adversely affects the Collateral.

         Section 7.14. Fiscal Year. The Borrower shall not, and shall not permit any of its Subsidiaries to, change its Fiscal Year.

         Section 7.15. Formula Amount. The Borrower shall not request the making of any Revolving Loan or issuance of any Letter of Credit hereunder, which after giving effect to the making of such Revolving Loan or issuance of such Letter of Credit, would cause at any time the outstanding aggregate principal amount of the Revolving Loans plus the face amount of all outstanding Letters of Credit, to exceed the Available Revolving Commitment; neither shall the Borrower permit at any time the outstanding aggregate principal amount of the Revolving Loans plus the face amount of all outstanding Letters of Credit to exceed the Available Revolving Commitment.

         Section 7.16. ERISA. The Borrower shall not, and shall not permit any of its Subsidiaries to, be or become obligated to PBGC in excess of $100,000 or be or become obligated to the Internal Revenue Service with respect to excise or other penalty taxes provided for in Section 4975 of the IRC in excess of $100,000. The Borrower shall not, and shall not permit any of its Subsidiaries to, seek any waiver from the minimum funding standard set forth under Section 302 of ERISA or Section 412 of the IRC or engage in any material Prohibited Transaction with respect to any Plan.

         Section 7.17. Regulations G, T, U and X. The Borrower shall not apply, directly or indirectly, any part of the proceeds of the Revolving Loans for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin security" as defined in Regulation U or for the purpose of reducing or retiring any Indebtedness which was originally incurred for any such purpose, or in violation of Regulation G, T, U or X.

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

         Section 7.18. Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, form any Subsidiary without the prior written consent of the Required Banks, and any such Subsidiary shall execute and deliver a Subsidiary Guaranty, Subsidiary Pledge Agreement and Subsidiary Security Agreement, each in form and substance satisfactory to the Agent.

         Section 7.19. Post-Closing Items. The Borrower shall not fail to complete and perform those items listed on Schedule 7.19 on or before the dates therein listed.

        Section 7.20. Smithtown. The Borrower shall not permit there to be more than $20,000 of Collateral at its office in Smithtown, New York, without the prior written consent of the Agent.

                   ARTICLE 8. COVENANTS CONCERNING COLLATERAL

         Section 8.01. Maintenance and Sale of Collateral. (a) The Borrower shall preserve and maintain the security interest created by this Agreement and will protect and defend its title to the Collateral so that the security interest so granted shall be and remain a continuing first and prior perfected security interest in the Collateral. The Borrower will not create, assume or suffer to exist any security interest or other lien or encumbrance in the Collateral except Permitted Liens. The Borrower shall not dispose of any of the Collateral, whether by sale, lease or otherwise, except for (i) the sale of Inventory in the ordinary course of business, and (ii) the disposition or transfer in the ordinary course of business of obsolete or worn- out Equipment, only to the extent that the proceeds thereof are used to repay the Revolving Loans, in accordance with Section 2.05(b) hereof.

                  (b) The Borrower shall maintain books and records pertaining to the Collateral in such detail, form and scope as the Agent may reasonably require, marked to evidence the lien of the lien of the Agent in the Collateral.

         Section 8.02. Taxes, Etc. The Borrower shall pay all taxes, assessments and other charges lawfully levied or assessed upon its properties or upon any of the Collateral when due as and to the extent required by the Credit Agreement. If any such tax or other charge or assessment remains unpaid after the date fixed for its payment (except where the same may be contested in good faith by appropriate proceeding and the Borrower maintains in accordance with generally accepted accounting principles appropriate reserves for any of the same), or if any lien shall be claimed which in the Bank's opinion may possibly create a


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


valid obligation having priority over the security interest granted hereby, the Agent, on behalf of the Banks, may pay such taxes, assessments, charges or claims, without notice to the Borrower, and the amount of such payment shall be charged to the Borrower and the Borrower shall repay the entire amount of such payment within five Business Days of its receipt of a notice to do so given by the Agent. The amount of any payment made pursuant to this Section 8.02 shall become an obligation of the Borrower secured by the security interest granted hereby.

         Section 8.03. Collection and Verifications of Collateral and Records. The Agent may at any time verify the Borrower's Receivables utilizing an audit control company or any other agent of the Bank Parties, which verification may include direct requests for verifications from the Borrower's customers and account debtors. At any time following the occurrence and during the continuation of an Event of Default, in the Agent's sole discretion, the Agent or the Agent's designee may notify customers or account debtors of the Bank's security interest in Receivables, collect them directly and charge the collection costs and expenses the Borrower's account, but, unless and until the Agent does so or gives the Borrower other instructions, the Borrower shall collect all Receivables for the Banks, receive all payments thereon for the Banks' benefit in trust as the Banks' trustee and immediately deliver them to the Agent, for the benefit of the Banks, in the original form with all necessary endorsements or, as directed by the Agent, deposit such payments as directed by the Agent. Promptly after the creation of any Receivables, the Borrower shall provide the Agent with schedules describing all Receivables created or acquired by the Borrower and shall execute and deliver confirmatory written assignments of such Receivables to the Agent, for the benefit of the Banks. The Borrower's failure to execute and deliver such schedules or written confirmatory assignments of such Receivables shall not affect or limit the Banks' security interest or other rights in and to the Receivables. The Borrower shall furnish, at the Agent's request, copies of contracts, invoices or the equivalent, and any original shipping and delivery receipts for all merchandise sold or services rendered and such other documents and information as the Agent may require. The Borrower shall also provide the Agent on a monthly (within ten (10) days after the end of each month) or more frequent basis, as requested by the Agent, a detailed or aged trial balance of all of the Borrower's existing Receivables specifying the names and balances due for each account debtor and such other information pertaining to the Receivables as the Agent may request. The Borrower shall provide the Agent on a monthly (within ten (10) days after the end of each month), or more frequent basis, as requested by the Agent, a summary report of the Borrower's current Inventory, certified as fairly presenting the state of such Inventory by the Borrower's President or Chief Financial Officer, as well as an aged trial balance of Borrower's existing accounts payable. The Borrower shall provide the Agent, as requested by the Agent, such other schedules, documents and/or information regarding the Collateral as the Agent may require.

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


         Section 8.04. Power of Attorney. The Borrower hereby appoints the Agent, on behalf of the Banks, or any other Person whom the Agent may designate as the Borrower's attorney, with power to: (i) endorse the Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's possession; (ii) sign the Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against customers, schedules and assignments of Receivables, notices of assignment, financing statements and other public records, verifications of account and notices to or from customers; (iii) verify the validity, amount or any other matter relating to any Receivable by mail, telephone, telegraph or otherwise with account debtors; (iv) on or after the occurrence of an Event of Default, execute customs declarations and such other documents as may be required to clear Inventory through Customs; (v) do all things necessary to carry out this Agreement and any Related Document; and (vi) on or after the occurrence and during the continuation of an Event of Default, notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent, and to receive, open and dispose of all mail addressed to the Borrower. The Borrower hereby ramifies and approves all acts of the attorney. Neither the Bank Parties nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivable which is assigned to the Agent on behalf of the Banks or in which the Agent has a security interest remains unpaid and until the Obligations have been fully satisfied.

         Section 8.05. Further Assurances. (a) The Borrower agrees that from time to time, at the expense of the Borrower, the Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Agent may request, in order to create, evidence, perfect or preserve any security interest granted or purported to be granted hereby or to enable the Bank Parties to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower will: (i) at the request of the Agent, mark conspicuously each chattel paper included in the Collateral and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such chattel paper is subject to the security interest granted hereby; (ii) if any account shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent, on behalf of the Banks, hereunder such note, instrument or chattel paper


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


duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to create, evidence, perfect or preserve the security interests granted or purported to be granted hereby including, but not limited to, any filing or other action under the Claims Act necessary to preserve and protect the Bank's security interest in the Collateral.

                  (b) The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto relative to all or any part of the Collateral without the signature of the Borrower where permitted by law. The Borrower hereby agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement where permitted by law.

                  (c) The Borrower will furnish to the Agent from time to time, in addition to the information required to be delivered to the Agent by the other provisions of this Agreement, such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                         ARTICLE 9. FINANCIAL COVENANTS

         The Borrower covenants and agrees that, from and after the date of execution of this Agreement and so long as any amount may be borrowed hereunder or is otherwise due to the Banks under this Agreement or any Related Document is not indefeasibly repaid in full, it shall comply with each of the following covenants:

         Section 9.01. Interest Coverage Ratio. The Interest Coverage Ratio for the Borrower and its Subsidiaries, on a consolidated basis, shall be equal to or exceed the minimum ratio set forth below for each consecutive Fiscal Quarter, ending on the dates specified below, measured as of the last day of such Fiscal Quarter for the trailing twelve-month period then ended:

         Period:                       Minimum Ratio:
         ------                        -------------
         09/30/96                      2.0 to 1
         12/31/96                      2.0 to 1
         03/31/97                      2.2 to 1
         06/30/97                      2.6 to 1
         09/30/97                      2.7 to 1
         12/31/97                      2.9 to 1
         The last day of each Fiscal
         Quarter thereafter            2.9 to 1


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


         Section 9.02. Maximum Leverage Ratio. At any time during each Fiscal Quarter ending in the periods specified below, the Leverage Ratio of the Borrower and its Subsidiaries shall not exceed the maximum ratio specified below, measured as of the last day of each Fiscal Quarter:

         Period Ending:                Maximum Ratio:
         -------------                 -------------
         09/30/96                      14.4 to 1
         12/31/96                      6.4 to 1
         03/31/97                      6.6 to 1
         06/30/97                      8.1 to 1
         09/30/97                      8.3 to 1
         12/31/97, and thereafter      3.3 to 1

         Section 9.03. Minimum Inventory Turn Ratio. The Inventory Turn Ratio for Borrower and its Subsidiaries, on a consolidated basis, shall be equal to or exceed the minimum ratio set forth below for each consecutive Fiscal Quarter, ending on the dates specified below, measured as of the last day of such Fiscal Quarter for the trailing twelve-month period then ended:

         Period Ending:                Minimum Ratio:
         -------------                 -------------
         09/30/96                      1.4 to 1
         12/31/96                      1.8 to 1
         03/31/97                      1.7 to 1
         06/30/97                      1.4 to 1
         09/30/97                      1.3 to 1
         12/31/97, and thereafter      2.0 to 1

      Section 9.04. Maximum Capital Expenditures. During each of the Fiscal Years specified below, Capital Expenditures shall not exceed in the aggregate the maximum amount set forth below opposite such Fiscal Year:

         Fiscal Year                     Maximum Amount
         -----------                     --------------
         ending 12/31/96                 $300,000
         ending 12/31/97 and thereafter  $600,000

         Section 9.05. Current Ratio. The Borrower will not permit the ratio of its Consolidated Current Assets to its Consolidated Current Liabilities (excluding all Obligations) at any time prior to December 31, 1997 to be less than 1.0 to 1, and thereafter to be less than 1.4 to 1.0.


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

                          ARTICLE 10. EVENTS OF DEFAULT

         Section 10.01. Events of Default. Each of the following events or conditions shall constitute an Event of Default under this Agreement:

         (a) the Borrower shall fail to pay (i) when due any principal (including mandatory prepayments) of any Revolving Loan, (ii) when due any interest on any Revolving Loan, (iii) immediately any Revolving Loans or cash collateral for the Letters of Credit to the extent in excess of the Formula Amount, or (iv) within ten Business Days after its due date any other amount due and payable hereunder or with respect to any Revolving Loan, in each case in the manner provided herein;

         (b) any representation, warranty or statement given in this Agreement or in any other Related Document by any party thereto or in any certificate, opinion, report, financial statement or other written statement furnished at any time pursuant to this Agreement shall prove to be or have been untrue or misleading in any material respect as of the date on which it is made or deemed to be made;

         (c)(i) the Borrower shall fail to perform, keep or observe in any respect any covenant or condition contained in Sections 6.02, 6.03, 6.04 (provided such obligations and liabilities referred to in Section 6.04 are accelerated), 6.09, 6.12 and 6.13 or Articles 7 or 8 hereof, or (ii) the Borrower shall fail to perform, keep or observe in any respect any other covenant or condition contained in Article 6 (including Section 6.04 provided such obligations and liabilities referred to in Section 6.04 are not accelerated), and such failure shall not be cured to the Agent's reasonable satisfaction within 10 days after the occurrence of such failure;

         (d) the Borrower or any other party to a Related Document shall fail to perform, keep or observe in any respect any other term, provision, condition, covenant, waiver, warranty or representation contained in this Agreement or in any other Related Document to which it is a party that is required to be performed, kept or observed by the Borrower or any party to a Related Document, other than the Bank Parties, and the same, if curable, shall not be cured to the Agent's satisfaction within 30 days after the occurrence of such failure, other than as a direct consequence of a Bank Party's gross negligence or wilful misconduct;

         (e)(i) the Bank Parties shall not have at any time first priority perfected liens and security interests in all of the Collateral, (ii) any of the Related Documents shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by any of the parties thereto (other than the Bank Parties), or (iii) any of such parties shall deny that it has any or any further liability or obligation thereunder at a time when it in fact does have such liabilities or obligations thereunder;

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

         (f) the Borrower shall fail to (i) pay all or any portion of any Funded Indebtedness in excess of $50,000 (other than the Obligations) when due (whether by stated maturity, required prepayment, acceleration, demand or otherwise) after the expiration of any applicable grace periods, or (ii) perform or observe any term, covenant or condition to be performed on its part or to be observed under any agreement or instrument relating to any such Funded Indebtedness, when required to be performed or observed, or (iii) perform or observe any material term, covenant or condition to be performed on its part or to be observed under any purchase or lease agreement, employment agreement, or any other Indebtedness not included in Clauses (i) and (ii) above or any other material agreement, document, or instrument (other than this Agreement or in any other Related Document) to which the Borrower is a party or by which the Borrower is bound (except to the extent that the Borrower is contesting in good faith in appropriate proceedings the existence of any such default and appropriate reserves, in accordance with GAAP, have been established in respect of such default), and such default has, or if continued would have, a Material Adverse Effect;

         (g) the Borrower permits one or more judgments against it in excess of $100,000 in the aggregate to remain unstayed, unbonded or not discharged for a period of more than 40 days, unless such judgment is being contested in good faith and the Borrower has established reserves in accordance with GAAP that are satisfactory to the Agent;

         (h) any of the operations or business of the Borrower or the Guarantor is suspended, other than in the ordinary course of its business, for more than 30 days, which has a Material Adverse Effect;

         (i) the Borrower or the Guarantor commences any case, proceeding or other action relating to it in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, compromise, readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, compromise, readjustment of debt or similar act or law of any jurisdiction, now or hereafter existing, or consents to; approves of, or acquiesces in, any such case, proceeding or other action, or applies for a receiver, trustee or custodian for itself or for all or a substantial part of its properties or assets, or makes an assignment for the benefit of creditors, or fails generally to pay its debts as they mature or admits in writing its inability to pay its debts as they mature, or is adjudicated insolvent or bankrupt;

         (j) there is commenced against the Borrower or the Guarantor any case or proceeding or any other action is taken against the Borrower or the Guarantor in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition, compromise, readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, compromise, readjustment of debt or similar act or law of any jurisdiction, now or hereafter existing; or there is appointed a receiver, trustee or custodian for the Borrower or Guarantor or for all or a substantial part of its properties or assets; or there is issued a warrant of attachment, execution or similar process against any substantial part of the properties or assets of the Borrower or Guarantor; and any such event continues for 45 days undismissed, unstayed, unbonded or undischarged;

         (k)(i) the Borrower or any of its Subsidiaries engages in any Prohibited Transaction involving any Plan; (i) any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that is not waived exists for more than 30 days with respect to any Plan; (ii) a Reportable Event occurs with respect to, or proceedings commence to have a trustee appointed, or a trustee is appointed, to administer or to terminate, any Plan, which Reportable Event or institution of proceedings is likely to result in the termination of such Plan for purposes of Title IV of ERISA and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for 10 days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for 10 days after commencement thereof, as the case may be; (iii) the Borrower or any of its Subsidiaries fully or partially withdraws from any multiemployer Plan; provided, however, that any event or condition described in any of clauses (i) through (iii) of this paragraph (k) shall not constitute an Event of Default unless such event or condition, together with all other such events or conditions (if any), is likely to subject the Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the management, business, properties, assets, operations or condition (financial or other) of the Borrower or such Subsidiary; or (iv) any Plan terminates for purposes of Title IV of ERISA, or PBGC institutes proceedings for the involuntary termination of any Plan, in either case, with a vested unfunded liability of $250,000 or more;

         (l) there shall occur a cessation of a substantial part of the business of the Borrower or the Guarantor for a period which significantly affects the Borrower's or the Guarantor's capacity to continue its respective business; or the Borrower or Guarantor shall suffer the loss or revocation of any license or Permit now held or hereafter acquired by the Borrower or Guarantor which is necessary to the continued or lawful operation of a part of its respective business that would have a Material Adverse Effect; or the Borrower or Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any part of its respective business affairs for a period of 30 days which would have a Material Adverse Effect; or any lease or agreement pursuant to which the Borrower leases, uses or occupies any of its real or personal property shall be canceled or terminated by the other party to such lease or agreement prior to the expiration of its stated term which individually or in the aggregate which would have a Material Adverse Effect; or

         (m) the Guarantor shall suffer a Material Adverse Change which, in the reasonable discretion of the Agent, materially and adversely impairs the ability of the Guarantor to honor its obligations under the Guaranty.

         An Event of Default shall be deemed "continuing" until cured (if curable) or waived in writing in accordance with Section 12.06 hereof. For purposes of this Section 10.01 and Section 10.02 hereof, any Event of Default under Section 10.01(c)(i) hereof shall not be curable.

         Section 10.02. Remedies upon an Event of Default. If any Event of Default shall have occurred and be continuing, the Agent, upon direction of the Required Banks, or the Required Banks may by notice to the Borrower (i) declare the Commitment of the Banks to make Revolving Loans hereunder to be terminated, whereupon the same shall forthwith terminate, and/or (ii) declare the Revolving Loans, all interest thereon, any accrued and unpaid fees and all other amounts payable hereunder or in respect of the Revolving Loans to be forthwith due and payable, whereupon they shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Borrower. Notwithstanding the foregoing, upon the occurrence of any Event of Default involving the Borrower described in Sections 10.01(i) or (j) above, the commitment of the Banks to make Revolving Loans shall automatically be terminated and the Revolving Loans, all interest thereon and all accrued and unpaid fees and all other amounts payable hereunder or in respect of the Revolving Loans shall immediately become due and payable, without any requirement on the part of the Required Banks to give notice, or make declaration, of any kind regarding such Event of Default and without presentment, demand, protest or any other requirement on the part of the Required Banks, all of which are hereby expressly waived by the Borrower.

                              ARTICLE 11. THE AGENT

         Section 11.01. Appointment, Powers and Immunities of Agent. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under any other Related Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Related Document, together with such other powers as are reasonably incidental

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


thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Related Document, and shall not by reason of this Agreement be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrower or any other party to a Related Document or any officer or official of the Borrower or such party or any other Person contained in this Agreement or any other Related Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Related Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Related Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any Lien securing the Obligations or for any failure by the Borrower or any such party to perform any of its Obligations hereunder or obligations thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall advise any agents and attorneys-in-fact that it employs (other than counsel retained by the Agent on its behalf) that the Agent is an agent acting on behalf of the Banks; provided, however, that the Agent shall not be liable to any Bank if it fails to so advise any such agents and attorneys-in-fact. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Related Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. The Borrower shall pay any fee agreed to by the Borrower and the Agent with respect to the Agent's services hereunder as set forth in this Agreement.

         Section 11.02. Reliance by Agent. The Agent shall be entitled to rely upon any other certification, notice or other communication (including any telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Bank as the holder of the Revolving Loans made by it and participations purchased by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Bank shall have been furnished to the Agent, but the Agent shall not be required to deal with any Person who has acquired a participation in any Revolving Loan. As to any matters not expressly provided for by this Agreement or any other Related Document, the Agent shall in

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


Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Revolving Loan.

         Section 11.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided, that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided, further, that the Agent shall not be required to take any such action which it determines to be contrary to law.

         Section 11.04. Rights of Agent as a Bank. With respect to its Pro Rata Share of the Revolving Loans provided by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with the Borrower or any other party to the Related Documents (and any of their Affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

         Section 11.05. Indemnification of Agent. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 12.03 hereof or under the applicable provisions of any other Related Document, but without limiting the obligations of the Borrower under Section 12.03 hereof or such provisions), for its Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any


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


other Related Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under
Section 12.04 hereof) or under the applicable provisions of any other Related Document or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided, that no Bank shall be liable for any of the foregoing to the extent they arise primarily from the gross negligence or willful misconduct of the party to be indemnified.

         Section 11.06. Documents. The Borrower will forward to the Banks, promptly after the Agent's receipt thereof, at Agent's request, a copy of each report, notice or other document required by this Agreement or any other Related Document to be delivered to the Agent for the Banks.

         Section 11.07. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent, IBJS or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Related Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other party to the Related Documents of this Agreement or any other Related Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other party to the Related Documents. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other party to the Related Documents (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates. The Agent shall not be required to file this Agreement, any other Related Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Related Document or any document or instrument referred to herein or therein, to anyone.

         Section 11.08. Failure of Agent to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 11.05 hereof in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

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

         Section 11.09. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Required Banks; provided, that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent, who shall be any Bank or any commercial bank organized under the laws of the United Stated of America, any state thereof, or the District of Columbia, which has a combined capital and surplus of at least $250,000,000 and an office in New York City. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a successor Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

         Section 11.10. Amendments Concerning Agency Function. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Related Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

         Section 11.11. Liability of Agent. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrower to perform its Obligations hereunder or under any other Related Document.

         Section 11.12. Transfer of Agency Function. Without the consent of the Borrower or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices, wherever located, provided, that the Agent shall promptly notify the Borrower and the Banks thereof.


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

         Section 11.13. Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any juris-

diction or to enabled the Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, such Bank will furnish to the Agent Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of its Pro Rata Share of any Revolving Loan until such Bank shall have furnished to the Agent the requested form, certification, statement or document.


                            ARTICLE 12. MISCELLANEOUS

         Section 12.01. Notices. All notices hereunder shall be in writing and shall be conclusively deemed to have been received and shall be effective except as explicitly noted hereinabove (i) on the day on which delivered if delivered personally, or transmitted by telex or telegram or telecopier (followed by a mailed written confirmation), (ii) on the next Business Day if delivered by a nationally recognized overnight courier (such as Federal Express), or (iii) three Business Days after the date on which the same is mailed by certified United States mail, postage prepaid, and shall be addressed:

             (a)  in the case of the Borrower, to:

                           Mr. John Todd
                           Winstar Global Products, Inc.
                           12 Gardner Road
                           Fairfield, New Jersey  07004
                           (Tel.: 201-227-2700)
                           (Tcp.: 201-882-8932)

                  With a copy to:

                           Mr. Fredric E. von Stange
                           Winstar Communications, Inc.
                           230 Park Avenue
                           New York, New York  10169
                           (Tel.: 212-687-7577)
                           (Tcp.: 212-867-1565)


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

                           David Alan Miller, Esq.
                           Graubard Mollen & Miller
                           600 Third Avenue, 31st Floor
                           New York, New York  10016
                           (Tel.: 212-818-8800)
                           (Tcp.: 212-882-8881)


             (b)  in the case of the Agent and IBJS, to:

                           IBJ Schroder Bank & Trust Company
                           One State Street
                           New York, New York  10004
                           Attn: Mr. Wing Louie
                                 Asset-Based Lending Division
                           (Tel.: 212-858-2000)
                           (Tcp.: 212-858-2151)

                  With a copy to:

                           Pryor, Cashman, Sherman & Flynn
                           410 Park Avenue
                           New York, New York 10022
                           Attn: Lawrence Remmel
                           (Tel.: 212-326-0881)
                           (Tcp.: 212-326-0806)

or at such other address as the party giving such notice shall have been advised of in writing for such purpose by the party to which the same is directed.

         Section 12.02. Survival of this Agreement. All covenants, agreements, representations and warranties made herein, or in the Related Documents or in any certificate delivered pursuant hereto or thereto shall survive the execution by the Borrower and delivery to the Banks of this Agreement, the Revolving Notes and the other Related Documents and the making and repayment of the Revolving Loans hereunder, and shall continue in full force and effect so long as any Obligations of the Borrower remain outstanding and unpaid or this Agreement remains in effect.

         Section 12.03. Indemnity. The Borrower agrees to defend, protect, indemnify and hold harmless the Bank Parties and each of their Affiliates, officers, directors, employees, agents, attorneys and consultants (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such indemnities incurred in connection with any action or proceeding between the



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


Borrower and any Indemnitee or between any Indemnitee and any third party or otherwise, whether or not relating to any investigative, administrative or judicial proceeding and whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, special, consequential, punitive or treble and whether based on any federal, state or local, or foreign, laws or other statutory regulations, including, without limitation, Environmental Laws, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Related Documents, or any act, event or transaction related or attendant thereto or contemplated hereby, or any action or inaction by any Indemnitee under or in connection therewith, any commitment of the Banks hereunder, or the making of the Revolving Loans, or the management of such Revolving Loans, the issuance of, or payment under, the Letters of Credit, or the use or intended use of the proceeds of any Revolving Loan, advance or other financial accommodation provided hereunder including, in each such case, any allegation of any such matters, whether meritorious or not (collectively, the "Indemnified Matters"); provided, however, that the Borrower shall not have any obligation to any Indemnitee hereunder with respect to Indemnified Matters directly caused by or resulting primarily from the willful misconduct or gross negligence of such Indemnitee. The covenants of the Borrower contained in this
Section 12.03 shall survive the payment in full of all amounts due and payable under this Agreement or any of the Related Documents and the full satisfaction of all other Obligations of the Borrower.

         Section 12.04. Costs, Expenses and Taxes. (a) The Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, execution, delivery, filing, recording, and administration of this Agreement, each of the Related Documents, and any other documents, instruments or agreements which may be delivered in connection with this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, and local counsel who may be retained by said counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under this Agree-

ment, (ii) all costs and expenses in connection with the audit, appraisal, valuation, investigation, and the creation, perfection, priority or protection of the Bank Parties' Liens against the Collateral, including, without limitation, all costs and expenses (A) to pay or discharge taxes, Liens, security interests or other encumbrances levied, placed or threatened against the Collateral and (B) for title and lien searches, title insurance premiums, filing and recording fees and taxes, duplication costs and corporate search fees, (iii) all out-of-pocket costs and expenses in connection with the audits,


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


inspections and  investigations  conducted  pursuant to Section 6.09 hereof, and
(iv) all costs and expenses (including, without limitation, the reasonable fees and expenses of the Agent's counsel) in connection with the enforcement of this Agreement and each of the Related Documents and such other documents, instruments or agreements which may be delivered in connection with this Agreement. Notwithstanding the foregoing, the Borrower shall only be liable under this Section 12.04 with respect to the fees and disbursements of counsel to the Agent and shall have no obligation under this Section 12.04 to pay for any fees and disbursements of counsel to any other Bank Party.

         (b) Any and all payments by the Borrower under this Agreement or the Revolving Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of the Banks, taxes imposed on or in respect of its income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Banks, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 12.04), the Banks receive an amount equal to the sum they would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (c) The Borrower further agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise in connection with the execution and delivery of this Agreement, any of the Related Documents or any of the other instruments, documents or agreements executed and/or delivered in connection herewith or therewith, or any payment made hereunder or in connection herewith (hereinafter collectively referred to as "Other Taxes").

         (d) The Borrower shall indemnify the Banks for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Borrower under this Section 12.04) paid by the Banks and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Agent makes written demand therefor. A certificate as to any additional amount payable to the Banks under this Section
12.04 submitted to the Borrower by the Agent shall show in reasonable detail the amount payable and the calculations used to determine such amount and shall, absent manifest error, be final, conclusive and binding upon each of the parties hereto.

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

         (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 12.04 shall survive the payment in full of all amounts due and payable under this Agreement or any of the Related Documents and the full satisfaction of all other Obligations of the Borrower.

         Section 12.05. Further Assurances. (a) At any time and from time to time, upon the request of the Agent, the Borrower shall execute, deliver and acknowledge, or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to effect fully the intent and purposes of this Agreement and the Related Documents, and any other agreements, instruments and documents delivered pursuant hereto or in connection with the making of the Revolving Loans, in proper form for recording and otherwise in form and substance reasonably satisfactory to the Agent and its counsel.

         (b) The Borrower agrees that from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Agent may request, in order to create, evidence, perfect or preserve any security interest granted or purported to be granted hereby or by any Related Document or to enable the Bank Parties to exercise and enforce their respective rights and remedies hereunder or under any Related Document with respect to any Collateral.

         Section 12.06. Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any of the Related Documents to which any Bank is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; provided, however, that no amendment, waiver or consent, shall, unless in writing and signed by all Banks do any of the following: (i) increase the Revolving Commitment, (ii) reduce the principal of, or premiums or interest on, the Revolving Notes or the commitment fee payable in accordance with Section 2.12 hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, the Revolving Notes or such commitment fee or any other amount due hereunder or under any Related Document to any Bank, or waive any default in the payment of principal, interest or any other amount due hereunder or under any Related Document to which any Bank is a party, (iv) increase the advance rates above those set forth in the definition of "Formula Amount", (v) change the definition of "Required

Banks", (vi) release any material portion of the Collateral otherwise than in accordance with the Related Documents, or (vii) amend this Section 12.06 or any other provision requiring the consent of all of the Banks. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. Neither any failure nor any delay on the part of the Required Banks in exercising any right, power or privilege hereunder or under any of the Related Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances, except as explicitly stated herein.

         Section 12.07. Remedies Cumulative. This Agreement, the Related Documents and the Obligations of the Borrower hereunder and thereunder are in addition to and not in substitution for any other Obligations of the Borrower or security interests granted by the Borrower now or hereafter held by the Bank Parties and shall not operate as a merger of any contract or debt or suspend the fulfillment of or affect the rights, remedies or powers of the Bank Parties in respect of any such Obligation or security interest held by the Bank Parties for the fulfillment thereof. The rights and remedies provided in this Agreement and in any Related Document are cumulative and not exclusive of any other rights or remedies provided by law.

         Section 12.08. Marshalling, Recourse to Security: Payments Set Aside. The Banks shall not be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations of the Borrower to the Banks hereunder or under the Related Documents or otherwise. Recourse to security shall not be required at any time. To the extent that the Borrower makes a payment or payments to the Banks, or any of the Bank Parties enforce their security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and reinstated and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         Section 12.09. Dominion Over Cash; Setoff. (a) The Agent shall, at all times, have sole dominion and control over all bank accounts of the Borrower held by the Agent. The Borrower shall take all action requested from time to time by the Agent as necessary or appropriate to carry out the provisions of this Section 12.09(a).

         (b) In addition to any rights and remedies of the Banks now or hereafter provided by law, the Banks shall have the right, without prior notice to the Borrower, any such notice being ex-

pressly waived by the Borrower to the extent permitted by applicable law, on the occurrence and during the continuation of any Event of Default to setoff and apply against any Obligation, whether matured or unmatured, of the Borrower, any amount owing from the Banks to the Borrower, at or at any time after the happening of any such Event of Default, and such right of setoff may be exercised by the Banks against the Borrower or against any trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by the Banks before the making, filing or issuance, or service on the Banks of, or of notice of, any such event or proceeding.

         (c) If any Bank (a "Benefitted Bank") at any time shall receive any payment of all or part of its Loans, or interest thereon, or receive any Collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Sections 10.01(i) and (j) hereof, or otherwise), in a greater proportion than any such payment to or Collateral received by any other Bank, if any, in respect of such other Bank's Loans, or interest thereon, such Benefitted Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loans, or shall provide such other Banks with the benefits of any such Collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Bank to share the excess payment or benefits of such Collateral or proceeds ratably with each of the Banks; and if after taking into account such sharing the Benefitted Bank continues to have access to additional funds of or Collateral granted by the Borrower for application on the account of the Obligations debt, then the Benefitted Bank shall use such funds or collateral to reduce the Obligations of the Borrower held by it and shall share such payments and the benefits of such collateral with the other Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower hereby agrees that each Bank so purchasing a portion of another Bank's Loans may exercise all rights of payment (including, without limitation, rights of setoff granted under this Agreement and the Related Documents) with respect to such portion as fully as if such Bank were the direct holder of such portion.

         Section 12.10. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Bank Parties, and thereafter shall be binding upon and inure to the benefit of the Borrower and the Bank Parties and their respective successors and assigns; provided, however, that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Required Banks.

         Section 12.11. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the substantive law of the State of New York, without regard to its choice of law provisions.

         Section 12.12. Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. All judicial proceedings brought against the Borrower with respect to this Agreement or any Related Document may be brought in any state or federal court of competent jurisdiction in the State of New York and, by its execution and delivery of this Agreement, the Borrower accepts, for itself and in connection with its properties, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any of the Related Documents from which no appeal has been taken or is available. The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to its notice address specified in
Section 12.01 hereof, such service to become effective five (5) days after such mailing. The Borrower and the Bank Parties hereby knowingly, intentionally and irrevocably waive (a) trial by jury in any action or proceeding with respect to this Agreement or any Related Document, and (b) any objection (including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens) which it may now or hereafter have to the bringing of any such action or proceeding with respect to this Agreement or any Related Document in any jurisdiction set forth above. Nothing herein shall affect the right to serve process in any other manner permitted by law.

         Section 12.13. Performance of Obligations. The Borrower acknowledges and agrees that the Banks may, but shall have no obligation to, make any payment or perform any act required of the Borrower under this Agreement or any Related Document or take any other action which the Banks in their discretion deem necessary or desirable to protect or preserve the Collateral, including, without limitation, any action to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threaten to be placed on any Collateral.

         Section 12.14. Assignment; Participations. (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Borrower, the Agent, the Banks and their respective successors and permitted assigns. The Borrower may not assign or transfer its rights or obligations hereunder. Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its portion of the Loans. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder.

         (b) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and its Revolving Notes, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agree-

ment executed by such Assignee and such Bank, with and subject to the consent of the Agent. Upon execution and delivery of such instrument and payment by such Assignee to such Bank of an amount equal to the purchase price agreed between such Bank and such Assignee, such Assignee shall be a Bank Party to this Agreement and shall have all the rights and obligations of a Bank as set forth in such Assignment and Assumption Agreement, and such Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section, a new Revolving Note or Revolving Notes shall be issued by the Borrower.

         (c) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Revolving Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

         (d) The Borrower agrees to provide all assistance reasonably requested by a Bank to enable such Bank either to sell participations in or make assignments of its portion of the Loans as permitted by this Section 12.15.

         Section 12.15. Construction. The parties hereto acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any of the Related Documents.

         Section 12.16. Entire Agreement. This Agreement, taken together with all of the Related Documents and all certificates and other documents delivered by the Borrower to the Bank Parties, embodies the entire agreement and, except as otherwise contemplated herein, supersedes all prior agreements, written and oral, relating to the subject matter hereof.

         Section 12.17. Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         Section 12.18. Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 12.19. Limitation of Liability. No claim may be made by the Borrower or any other Person against any Bank Party or their Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential, punitive or treble damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Related Documents, or any act, omission or event occurring in connection herewith or therewith; and the Borrower hereby waives, releases and agrees not to sue upon any claim for any and all special, indirect, consequential, punitive or treble damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 12.20. Publicity. The Borrower hereby authorized the Agent to make appropriate announcements (with the Borrower's prior approval which shall not be unreasonably withheld), at the expense of the Agent, of the financial arrangements entered into by and between the Borrower and the Agent, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as the Agent shall in its sole and absolute discretion deem appropriate.

         IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    WINSTAR GLOBAL PRODUCTS, INC.
                                    (formerly known as Beauty Labs, Inc.)


                                    By: /s/ Richard W. Noble
                                         Richard W. Noble
                                         Vice President

                                    IBJ SCHRODER BANK & TRUST COMPANY



                                    By: /s/ Louis J. De Luca
                                         Louis J. De Luca
                                         Vice President

                                    IBJ SCHRODER BANK & TRUST COMPANY, as Agent



                                    By: /s/ Louis J. De Luca
                                         Louis J. De Luca
                                        Vice President

The undersigned Guarantor hereby affirms and ramifies those representations and covenants explicitly made on its behalf in the above Amended and Restated Agreement.

                                    WINSTAR COMMUNICATIONS, INC.



                                    By: /s/Joseph P. Dwyer
                                         Joseph P. Dwyer
                                         Vice President

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